UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a‑11(c) or Section 240.14a‑12

AMPIO PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AMPIO PHARMACEUTICALS, INC.

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given to the stockholders of Ampio Pharmaceuticals, Inc. that an Annual Meeting of Stockholders (the “Annual Meeting”) will be held on Saturday, December 14, 2019  at 9:00 a.m., local time, at the Hilton Inverness Hotel, located at 200 Inverness,  Englewood, CO 80112, for the following purposes:

(1)

To elect five directors, nominated by our Board of Directors, to serve until our 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) and until their respective successors are duly elected and qualified or their earlier resignation or removal.

(2)	To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
(3)	To consider and vote upon a proposal to approve an amendment to the Certificate of Incorporation to increase the number of shares of authorized Common Stock.
(4)	To consider and vote upon a proposal to approve the adoption of our 2019 Stock and Incentive Plan.
(5)	To consider and vote upon a proposal to approve an amendment to the Company’s bylaws to adopt majority voting for uncontested elections of directors.
(6)

To consider and vote to authorize the Company to adjourn the annual meeting if the meeting is convened and a quorum is present but there are not sufficient votes to approve the foregoing proposals to enable the solicitation of additional proxies.

(7)	To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

This communication presents only an overview of the more complete proxy materials included herewith which are also available to you on the Internet. The enclosed Proxy Statement includes information relating to the above proposals. We encourage you to review all of the important information contained in the proxy materials before voting. Our proxy materials (which include the Proxy Statement attached to this notice, our most recent Annual Report on Form 10‑K and proxy card) are available to you via the internet at www.proxyvote.com.

Stockholders may complete their proxy and authorize their vote by proxy over the Internet at www.proxyvote.com or by telephone at 1‑800‑690‑6903. Stockholders who complete their proxy electronically or by telephone do not need to return a proxy card. Stockholders may authorize their vote by proxy by mail by completing and returning the enclosed proxy card.

All holders of record of Common Stock at the close of business on October 22, 2019  are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. At least a majority of the outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, is required to establish a quorum for the Annual Meeting.

By Order of the Board of Directors

/s/ Daniel G. Stokely
Daniel G. Stokely
Secretary

October 31, 2019
Englewood, Colorado

THE BOARD OF DIRECTORS APPRECIATES AND ENCOURAGES YOUR PARTICIPATION IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED. ACCORDINGLY, PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD BY MAIL IN THE POSTAGE-PAID ENVELOPE PROVIDED, OR VOTE THESE SHARES BY TELEPHONE AT 1‑800‑690‑6903 OR BY INTERNET AT WWW.PROXYVOTE.COM. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY BY VOTING YOUR SHARES IN PERSON. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.

AMPIO PHARMACEUTICALS, INC.

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

PROXY STATEMENT

General Information

We are furnishing this Proxy Statement in connection with the solicitation of proxies for use at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Saturday, December 14, 2019, at 9:00 a.m., local time, at the Hilton Inverness Hotel, located at 200 Inverness, Englewood, CO 80112, and any adjournment or postponement thereof. We intend to mail this proxy statement to our stockholders on or about November 1, 2019.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the attention of Daniel G. Stokely, our Secretary, a written notice of revocation or a properly executed proxy bearing a later date. You may also revoke your proxy by attending the meeting and voting your shares in person.

Solicitation and Voting Procedures

This proxy is solicited on behalf of the Board of Directors of Ampio Pharmaceuticals, Inc. The solicitation of proxies will be conducted by mail and we will bear all costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for their expenses incurred in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our Common Stock, par value $0.0001 per share (“Common Stock”). We may conduct further solicitation personally, telephonically or by facsimile through our officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

A stockholder’s shares can be voted at the Annual Meeting only if the stockholder is present in person or represented by proxy. We urge any stockholders not planning to attend the Annual Meeting to authorize their proxy in advance. Stockholders may complete their proxies and authorize their votes by proxy over the Internet at http://www.proxyvote.com or by telephone at 1‑800‑690‑6903. Stockholders who complete their proxy electronically over the Internet or by telephone do not need to return a proxy card.  Stockholders who hold their shares beneficially in street name through a nominee should follow the instructions they receive from their nominee to vote these shares.

The presence at the Annual Meeting of a majority of the outstanding shares of Common Stock entitled to vote, represented either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions from voting on a proposal and broker non-votes will count for purposes of determining a quorum. The close of business on October 22, 2019  has been fixed as the record date (the “Record Date”) for determining the holders of shares of Common Stock entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock outstanding on the Record Date is entitled to one vote on all matters. As of the Record Date, there were 142,253,090 shares of Common Stock outstanding.

Stockholder votes will be tabulated by the persons appointed by the Board of Directors to act as inspectors of election for the Annual Meeting. Shares of Common Stock represented by a properly executed and delivered proxy will be voted at the Annual Meeting and, when the stockholder has given instructions, will be voted in accordance with those instructions. If no instructions how to vote are given in a signed proxy, the shares will be voted as follows: (1) FOR each of the nominees listed in Proposal No. 1, (2) For each of Proposals No. 2,  No. 3, No. 4 and No. 5,  (3) FOR the authorization to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the proposals, and (4) in accordance with the discretion of the persons appointed as proxies with respect to any other matters that properly come before the Annual Meeting.  If your shares are held in a stock brokerage account or by a bank or other nominee, please see the information below regarding broker’s authority to vote. There are no statutory or contractual rights of appraisal or similar remedies available to those stockholders who dissent with any matter to be acted on at the Annual Meeting.

Broker Authority to Vote

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered to be the holder of record with respect to your shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote by filling out the voting instruction form provided by your broker or nominee. Telephone and Internet voting options may also be available to beneficial owners. As a beneficial owner, you are also invited to attend the Annual Meeting, but you must bring an account statement or other acceptable evidence of ownership of our Common Stock as of the close of business on October 22, 2019. You must obtain a proxy from the holder of record of your shares in order to vote in person at the Annual Meeting.

If your shares are held in street name, and if you provide voting instructions to your broker or nominee, your shares must be voted as you direct. If you do not furnish voting instructions to your broker or nominee, one of two things can happen, depending upon whether a proposal is “routine.” Under the rules that govern brokers that have record ownership of shares beneficially owned by their clients, brokers have discretion to cast votes only on routine matters, such as the ratification of the appointment of independent registered public accounting firms, without voting instructions from their clients. Brokers are not permitted, however, to cast votes on “non-routine” matters without such voting instructions, such as the election of directors. A “broker non-vote” occurs when a beneficial owner has not provided voting instructions and the broker holding shares for the beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that proposal. Proposals  No. 2,  No. 3 and No. 6 are considered “routine” proposals for this purpose. All other proposals are considered “non-routine,” and your broker will not have discretion to vote on these proposals.

Corporate Information and History

Our executive offices are located at 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112, and our telephone number is (720) 437‑6500. Additional information about us is available on our website at www.ampiopharma.com.  The information contained on or that may be obtained from our website is not, and shall not be deemed to be, a part of this Proxy Statement. You can review filings we make with the Securities and Exchange Commission (the “SEC”) at its website (www.sec.gov), including our annual reports on Form 10‑K, quarterly reports on Form 10‑Q, current reports on Form 8‑K and amendments to those reports electronically filed or furnished pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our Code of Conduct and Ethics and the charters of our Nominating and Governance Committee, Audit Committee, Compensation Committee and Disclosure Committee of the Board of Directors may be accessed within the “Investors – Corporate Governance” section of our website at https://ampiopharma.com/.

Unless otherwise indicated or unless the context requires otherwise, all references in this Proxy Statement to “Ampio Pharmaceuticals, Inc.,” “Ampio,” the “Company,” “we,” “us,” “our,” or similar references, mean Ampio Pharmaceuticals, Inc.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Overview

The total authorized number of directors of the Company is currently fixed at five directors. Our bylaws provide that directors are to be elected at each annual meeting of stockholders for a term of one year, or until his or her successor is duly elected and qualified or until his or her death, resignation or removal. The current directors of the Company are Michael Macaluso, Chairman, David Bar-Or, M.D., Philip H. Coelho, Richard B. Giles and David R. Stevens, Ph.D. Each of the current directors has been nominated for election to the Board of Directors at the Annual Meeting, as described in further detail below and elsewhere in this Proxy Statement.

Our Certificate of Incorporation, as amended (the “Certificate of Incorporation”), provides that our Board of Directors may be classified into three classes of directors of approximately equal size upon a date selected by the Board of Directors. The Board of Directors has not taken such action to date.

All nominees for election as directors at the Annual Meeting have indicated their willingness to serve if elected. Should any nominee become unavailable for election at the Annual Meeting, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by our Board of Directors.

Nomination of Directors

The Nominating and Governance Committee, which acts as the nominating committee of our Board of Directors, reviews and recommends to the Board of Directors potential nominees for election to the Board of Directors. In reviewing potential nominees, the Nominating and Governance Committee considers the qualifications described below under the caption “Board of Directors and Committees; Corporate Governance.” After reviewing the qualifications of potential Board of Directors candidates, the Nominating and Governance Committee presents its recommendations to the Board, which selects the final director nominees. The Nominating and Governance Committee recommended each of the nominees for director identified in this Proxy Statement. We did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting.

Information Regarding Director Nominees

The following table sets forth the information for each of the nominees for director identified in this Proxy Statement: the year each was first elected a director of the Company, their respective ages as of the date of this Proxy Statement and the positions currently held with our Company:

Name	Director Since	Age	Position
Michael Macaluso (4)	March 2010	68	Chief Executive Officer and Chairman of the Board
David Bar-Or, M.D.	March 2010	70	Director
Philip H. Coelho (1)(2)(3)(4)	April 2010	75	Director
Richard B. Giles (1)(2)(3)(4)	August 2010	70	Director
David R. Stevens, Ph.D. (1)(2)(3)(4)	June 2011	70	Director

(1)	Member of our Audit Committee.
(2)	Member of our Compensation Committee.
(3)	Member of our Nominating and Governance Committee.
(4)	Member of our Disclosure Committee.

Additional information about each of the nominees for election to the Board of Directors is as follows:

Michael Macaluso founded DMI Life Sciences, Inc., our predecessor, and has been a member of the board of directors of DMI Life Sciences, Inc. since its inception. Mr. Macaluso has also been a member of our Board of Directors since the merger with Chay Enterprises in March 2010,  our Chief Executive Officer since January 9, 2012 and the Chairman of our Board of Directors since May 2010.  In addition, Mr. Macaluso has served as the Chairman of Aytu BioScience’s  (AYTU) Compensation Committee since 2019.  Mr. Macaluso was appointed President of Isolagen, Inc. (ILE) and served in that position from June 2001 to August 2001, when he was appointed Chief Executive Officer. In June 2003, Mr. Macaluso was re-appointed as President of Isolagen and served as both Chief Executive Officer and President until September 2004. Mr. Macaluso also served on the board of directors of Isolagen from June 2001 until April 2005. From October 1998 until June 2001, Mr. Macaluso was the owner of Page International Communications, a manufacturing business. Mr. Macaluso was a founder and principal of International Printing and Publishing, a position Mr. Macaluso held from 1989 until 1997, when he sold that business to a private equity firm. Mr. Macaluso’s experience in executive management and marketing within the pharmaceutical industry, monetizing company opportunities and corporate finance led to the conclusion of our Board of Directors that he should serve as a director of our company in light of our business and structure.

David Bar-Or, M.D., served as our Chief Scientific Officer from March 2010 until September 2018. Dr. Bar-Or also served as our chairman of the Board from March 2010 until May 2010. From April 2009 until March 2010, he served as Chairman of the Board and Chief Scientific Officer of DMI Life Sciences, Inc. Dr. Bar-Or is currently the director of Trauma Research at Swedish Medical Center, Englewood, Colorado, St. Anthony’s Hospital, Lakewood, Colorado and The Medical Center of Plano, Plano, Texas. Dr. Bar-Or is the founder of Ampio Pharmaceuticals, Inc. Dr. Bar-Or was principally responsible for all patented and proprietary technologies acquired by us from DMI BioSciences, Inc. in April 2009. He was also responsible for all patents issued and applied for since then, having been awarded over 500 patents and having been an inventor on almost 120 patent applications. Dr. Bar-Or has authored or co-authored over 170 peer-reviewed journal articles and several book chapters. Dr. Bar-Or is a reviewer for over 45 peer reviewed scientific and clinical journals. He is the recipient of the Gustav Levi Award from the Mount Sinai Hospital, New York, New York, the Kornfeld Award for an outstanding MD Thesis, the Outstanding Resident Research Award from the Denver General Hospital, and the Outstanding Clinician Award for the Denver General Medical Emergency Resident Program. Dr. Bar-Or received his medical degree from The Hebrew University, Hadassah Medical School, Jerusalem, Israel, following which he completed a biochemistry fellowship at Hadassah Hospital under Professor Alisa Gutman and undertook post-graduate residency training at Denver Health Medical Center, specializing in emergency medicine, a discipline in which he is board certified. He completed the first research fellowship in Emergency Medicine at Denver Health Medical Center under the direction of Professor Peter Rosen. Among other experience, qualifications, attributes and skills, Dr. Bar-Or’s medical training, extensive involvement and inventions in researching and developing Ampion, and leadership role in his hospital affiliations led to the conclusion of our Board of Directors that he should serve as a director of our company considering our business and structure.

Philip H. Coelho has served as a member of our Board of Directors since April 2010. Mr. Coelho is the Chief Technology Officer of ThermoGenesis Corp., a firm he previously founded and retired from in 2007, which invents and commercializes products that isolate, purify and cryopreserve stem,  progenitor and immune cells derived from a donor or the patient’s own body to treat human disease. Prior to rejoining ThermoGenesis Corp., Mr. Coelho founded SynGen Inc. in October 2009, and merged that company with ThermoGenesis Corp. in 2017. Mr. Coelho was the President and CEO of PHC Medical, Inc., a consulting firm, from August 2008 through October 2009. From August 2007 through May 2008, Mr. Coelho served as the Chief Technology Architect of ThermoGenesis Corp., a medical products company he founded in 1986 that focused on the regenerative medicine market. From 1989 through July 2007, he was Chairman and Chief Executive Officer of ThermoGenesis Corp. Mr. Coelho served as Vice President of Research & Development of ThermoGenesis from 1986 through 1989. Mr. Coelho has been in the senior management of high technology consumer electronic or medical device companies for over 30 years. He was President of Castleton Inc. from 1982 to 1986, and President of ESS Inc. from 1971 to 1982. Mr. Coelho also serves as a member of the Board of Directors of NASDAQ-listed company, Catalyst Pharmaceuticals Partners, Inc. (CPRX) (since October 2002), and served as a member of the Board of Directors of NASDAQ-listed Mediware Information Systems, Inc. (MEDW) (from December 2001 until July 2006, and commencing again in May 2008 until it was sold in December 2012). Mr. Coelho received a B.S. degree in thermodynamic and mechanical engineering from the University of California, Davis and has been awarded more than

50 U.S. patents in the areas of cell cryopreservation, cryogenic robotics, cell selection, blood protein harvesting and surgical homeostasis. Mr. Coelho’s long tenure as a Chief Executive Officer of a public medical device company, as Director of medical information company, and a public pharmaceutical company, prior and current public company board experience, and knowledge of corporate finance and governance as an executive and director, as well as his demonstrated success in developing patented technologies, led to the conclusion of our Board of Directors that he should serve as a director of our company considering our business and structure.

Richard B. Giles, CPA, has served as a member of our Board of Directors since August 2010. Mr. Giles is the Chief Financial Officer (“CFO”) and Treasurer of Ludvik Electric Co., an electrical contractor headquartered in Lakewood, Colorado, a position he has held since 1985. Ludvik Electric is a private electrical contractor that has completed electrical contracting projects throughout the United States, South Africa and Germany. As CFO and Treasurer of Ludvik Electric, Mr. Giles oversees accounting, risk management, financial planning and analysis, financial reporting, regulatory compliance, and tax-related accounting functions. He serves also as the trustee of Ludvik Electric Co.’s 401(k) plan. Prior to joining Ludvik Electric, Mr. Giles was an Audit Partner for three years with Higgins Meritt & Company, then a Denver, Colorado CPA firm, and during the preceding nine years he was an Audit Manager and a member of the audit staff of Price Waterhouse, one of the legacy firms which now comprises PricewaterhouseCoopers. While with Price Waterhouse, Mr. Giles participated in a number of public company audits, including one for a leading computer manufacturer. Mr. Giles received a B.S. degree in accounting from the University of Northern Colorado. He is a member of the American Institute of Certified Public Accountants, Colorado Society of Certified Public Accountants, Construction Financial Management Association and Financial Executives International.  Mr. Giles’ experience in executive financial management, accounting and financial reporting, corporate accounting and internal controls led to the conclusion of our Board of Directors that he should serve as a director of our company considering our business and structure.

David R. Stevens, Ph.D., has served as a member of our Board of Directors since June 2011. Dr. Stevens has worked in the US Food and Drug Administration (“FDA”) regulated life science industries since 1978. He has also been a consulting research pathologist since December 2006 for Premier Laboratory, LLC. He has been a board member of Cetya, Inc. since December 2013. He has served on the boards of several other public and private life science companies, including Micro-Imaging Solutions, LLC (2007‑2018), Poniard Pharmaceuticals, Inc. (2004‑2013), Aqua Bounty Technologies, Inc. (2002‑2012) and Smart Drug Systems, Inc. (1999‑2006), and was an advisor to Bay City Capital (1999‑2006). Dr. Stevens was previously President and CEO of Deprenyl Animal Health, Inc., a public veterinary pharmaceutical company, from 1990 to 1998, and Vice President, Research and Development, of Agrion Corp., a private biotechnology company, from 1986 to 1988. He began his career in pharmaceutical research and development at the former Upjohn Company, where he contributed to the preclinical evaluation of Xanax and Halcion. Dr. Stevens received B.S. and D.V.M. degrees from Washington State University, and a Ph.D. in Comparative Pathology from the University of California, Davis. He is a Diplomate of the American College of Veterinary Pathologists. Dr. Stevens’ experience in executive management in the pharmaceutical industry and knowledge of the medical device industry led to the conclusion of our Board of Directors that he should serve as a director of our company considering our business and structure.

Required Vote and Recommendation of Board of Directors

Under the Company’s Certificate of Incorporation, and the Company’s bylaws, directors are elected by a plurality vote.  If you sign the enclosed proxy and deliver it to the Company, your proxy will be voted FOR all director nominees, unless you specifically indicate on the proxy that you are withholding a vote from one or more of the nominees. Abstentions and broker non-votes will have no effect on the election of our director nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES
IDENTIFIED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board of Directors conducted a comprehensive process to determine the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. On July 10, 2019, the Audit Committee approved the engagement of Moss Adams LLP (“Moss Adams”) as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019. We are submitting this matter to our stockholders for their ratification. A representative of Moss Adams is expected to be present at the Annual Meeting to respond to appropriate questions. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

During the fiscal years ended December 31, 2018 and 2017, and the subsequent interim periods through July 10, 2019, neither the Company nor anyone on its behalf had consulted with Moss Adams regarding: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that Moss Adams concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In conjunction with the appointment of Moss Adams on July 10, 2019, Plante & Moran PLLC (“Plante Moran”) notified the Company of its resignation as the Company’s independent registered public accounting firm effective July 10, 2019.

As previously reported, on October 1, 2018, EKS&H LLLP (“EKS&H”), the Company’s prior independent registered public accounting firm, resigned in connection with EKS&H’s combination with Plante Moran. Plante Moran had served as the Company’s registered public accounting firm since that time.

Neither the audit report of Plante Moran on the Company’s consolidated financial statements for the fiscal year ended December 31, 2018 nor EKS&H’s audit report on the Company’s consolidated financial statements for the year ended December 31, 2017 contained an adverse opinion or disclaimer of opinion or, was qualified or modified as to uncertainty, audit scope or accounting principles except that the audit report for each of the past two fiscal years contained an explanatory paragraph indicating that there was substantial doubt about the ability of the Company to continue as a going concern.

In May 2019, the Company identified a material weakness relating to identification of information for appropriate disclosure. The material weakness related to a deficiency in the procedures in place to ensure disclosure of certain information to the Company’s Disclosure Committee. The Disclosure Committee has revised the Disclosure Committee charter and is committed to implementing the proper procedures and controls to remediate the material weakness identified.  The Company has implemented remedial procedures to address the material weakness in the Company’s disclosure controls and procedures. These remedial procedures will continue throughout the remainder of fiscal 2019.

During the Company’s two most recent fiscal years and through the date hereof, there have been no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K with Plante Moran (or EKS&H) on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of Plante Moran (or EKS&H), would have caused Plante Moran (or EKS&H) to make reference to the subject matter in connection with its reports, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S‑K.

Fees for Independent Registered Public Accounting Firm

The following table presents aggregate fees for professional services rendered by our former independent registered public accounting firm, Plante Moran (formerly known as EKS&H) for the annual audit and quarterly reviews associated with the Company’s financial statements, audit-related matters and taxes for the years ended December 31, 2018  and 2017, respectively.

	Year Ended December 31
	2018	2017
Annual Audit and Quarterly Review Fees	$141,000	$153,000
Audit-related fees (1)	47,000	34,000
Tax fees (2)	16,000	22,000
Total fees	$204,000	$209,000

(1)	Audit-related fees for fiscal years 2018 and 2017 are comprised of fees related to reviewing the prospectus supplement, proxy statement and registration statements.
(2)	Tax fees are comprised of tax compliance and preparation.

Policy on Audit Committee Pre-Approval of Services of Independent Registered Public Accounting Firm

Our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. Prior to the engagement of the independent registered public accounting firm for the current year’s audit, management will submit to the Audit Committee a description of services expected to be rendered during that year for each of following four categories of services:

Audit services include audit work performed in the audit of the annual financial statements, review of quarterly financial statements, reading of annual, quarterly and current reports, as well as work that generally only the independent auditor can reasonably be expected to provide.

Audit-related services are for assurance and related services that are traditionally performed by the independent auditor, including the provision of consents and comfort letters in connection with the filing of registration statements, due diligence related to mergers and acquisitions and special procedures required to meet certain regulatory requirements.

Tax services consist principally of assistance with tax compliance and reporting, as well as certain tax planning consultations.

Other services are those associated with services not captured in the other categories. We generally do not request such services from our independent auditor.

Prior to the engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted, and the Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Required Vote and Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm. Abstentions will have the same effect as voting against the proposal. Because Proposal No. 2 is considered “routine”, there will not be any broker non-votes for this proposal. If our stockholders do not ratify the selection of Moss Adams, our Board of Directors will consider other independent auditors.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT
OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR
THE YEAR ENDING DECEMBER 31, 2019.

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE
AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

Overview

Our Certificate of Incorporation currently authorizes the issuance of 200,000,000 shares of Common Stock, par value $0.0001 per share. On September 6, 2019, the Board of Directors unanimously adopted a resolution approving, and recommending that our stockholders approve, an amendment to Article IV, Section 1 of our Certificate of Incorporation to increase the number of shares of Common Stock that we are authorized to issue to 300,000,000 and also to increase the total number of shares of capital stock that we are authorized to issue to reflect such increase in our authorized Common Stock. The Board of Directors believes that the proposed amendment to increase the number of authorized shares of Common Stock is necessary to give us flexibility to issue shares of Common Stock for future corporate needs. Accordingly, the Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and is submitting the proposed amendment to a vote of our stockholders.

As of October 22, 2019,  the record date, there were 142,253,090 shares of Common Stock outstanding.  On October 29, 2019, the Company entered into a number of Warrant Exercise agreements and as a result, as of October 30, 2019, there were 158,644,757 shares of Common Stock outstanding. In addition to these shares, as of October 30, 2019, there were (i) 3,667,055 shares of Common Stock reserved for issuance under our 2010 Stock and Incentive Plan, (ii) 7,116,524 shares of Common Stock reserved for issuance upon the exercise of our outstanding warrants to purchase shares of our Common Stock and (iii)  5,943,665 shares of Common Stock reserved for issuance upon the exercise of our outstanding stock options to purchase share of our Common Stock.  Based on the above and given a total of 200,000,000 authorized shares available for Common Stock, the Company had capacity to issue an additional 24,627,999 shares of Common Stock.

Text of the Proposed Amendment

We propose to amend Article IV, Section 1 of our Certification of Incorporation so that it would state in its entirety as follows:

“Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is 310,000,000; of which 10,000,000 shares with a par value of $0.0001 shall be designated Preferred Stock and 300,000,000 shares with a par value of $0.0001 shall be designated Common Stock.”

The only substantive changes that would be made to Article IV, Section 1 of our Certification of Incorporation, as currently in effect, would be to increase the number of shares of Common Stock that we may issue from 200,000,000 shares to 300,000,000 shares and to reflect a corresponding increase in the aggregate number of shares of capital stock that may be issued from 210,000,000 to 310,000,000 shares.

Purpose of the Proposed Amendment

The Board of Directors is recommending the proposed amendment to increase the number of authorized shares of Common Stock to give us flexibility to issue shares of Common Stock for future corporate needs. The Board of Directors believes that additional authorized shares of Common Stock would give us the necessary flexibility to issue shares for various corporate purposes, including, in particular, capital-raising or financing transactions and enable us to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; future commercialization of the Company’s lead product, Ampion, future grants and awards under equity compensation plans; stock splits and stock dividends; and other general corporate working capital needs. As a general matter, we would be able to issue the additional authorized shares of Common Stock at our discretion from time to time, subject to and as limited by, rules or listing requirements of the NYSE American or any other then applicable securities exchange, and without further action or approval of the Company’s stockholders. The discretion of the Board of Directors, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require our stockholders to approve such transaction. The Board of Directors reviews and evaluates potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and its stockholders. In light of our current cash balance and anticipated cash burn rate going forward, the Board of Directors is currently evaluating potential financing alternatives, including the possible potential issuance and sale of Common Stock, which may include the additional shares of Common Stock that would be authorized by the proposed amendment. However, other than our outstanding stock options and warrants to purchase Common Stock, we have no commitments, arrangements, understandings or agreements, written or otherwise, to issue or sell any additional shares of Common Stock.

Potential Effects of the Proposed Amendment

If the proposed amendment is approved by our stockholders, the additional authorized shares of Common Stock would have rights identical to our currently outstanding Common Stock. Our Certificate of Incorporation also currently authorizes the issuance of 10,000,000 shares of preferred stock, none of which are issued or outstanding. The proposed amendment to the Certificate of Incorporation would not change the authorized number of shares of preferred stock.

Future issuances of shares of Common Stock or securities convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share and the voting interest and power of current stockholders since holders of Common Stock are not entitled to preemptive rights.

SEC rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although we have not proposed the increase in the number of authorized shares of Common Stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board of Directors or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal.  Accordingly, if the proposed amendment is approved, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of Common Stock, or the replacement or removal of members of the Board of Directors or management.

Timing of the Proposed Amendment

If the proposed amendment to increase the number of authorized shares of Common Stock is approved by our stockholders, the amendment will become effective immediately upon the filing of a Certificate of Amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. If the proposed amendment is not approved by our stockholders, the number of authorized shares of Common Stock will remain unchanged.

Required Vote and Recommendation of Board of Directors

Under our Certificate of Incorporation approval of this proposal requires the affirmative vote of a majority of the voting power of the Company.  Abstentions will have the same effect as votes “against” this proposal. Because Proposal No. 3 is considered “routine”, there will not be any broker non-votes for this proposal.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED
AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
DESCRIBED ABOVE.

PROPOSAL NO. 4

APPROVAL AND ADOPTION OF THE 2019 STOCK AND INCENTIVE PLAN

Nature and Purposes of the Proposed 2019 Plan

We are asking our stockholders to approve the 2019 Stock and Incentive Plan (the “2019 Plan”), our new stock and incentive plan. If approved by stockholders and subsequently implemented by our Board, the 2019 Plan will be utilized in conjunction with the 2010 Stock and Incentive Plan (the “2010 Plan”) for employees, officers, non-employee directors, consultants, prospective employees and other key persons of the Company and its majority subsidiaries (“Subsidiaries”). Approval of the 2019 Plan shall not affect awards granted under the 2010 Plan.

Like the 2010 Plan, the purpose of the 2019 Plan is to facilitate fair, adequate and competitive compensation and to induce the above-stated individuals to remain in the employ of, or to continue to serve as directors of, or as independent consultants to, our Company and Subsidiaries, as defined in section 424(f) of the Code, to attract new individuals to enter into such employment and service and to encourage such individuals to secure or increase on reasonable terms their stock ownership in the company.  Our Board or Directors believes that the granting of awards under the 2019 Plan will promote continuity of management, increased incentive and personal interest in our welfare, and aid in securing our growth and financial success.

Current Equity Plan

Our 2010 Plan was adopted by the stockholders of the Company on March 1, 2010 at a special meeting of the stockholders, amended by consent of the majority stockholders on August 15, 2010, and further amended by majority approval of our stockholders at the 2011, 2012 and 2013 Annual Meetings of the Stockholders of the Company. The 2010 Plan currently has authorized for issuance 11,700,000 shares of Common Stock, of which 3,667,055 shares remain available for future grants as of the Record Date.  The 2010 Plan will terminate once the 2019 Plan has been approved by the stockholders and our Board of Directors.

Equity Compensation Plan Information

The following table summarizes the Company’s stock option activity related to the 2010 Plan as of October 22, 2019:

		Weighted	Weighted Average
	Number of	Average	Remaining	Aggregate
	Options	Exercise Price	Contractual Life	Intrinsic Value
Outstanding at December 31, 2018	5,426,165	$1.99	4.89	$—
Granted	2,082,500	$0.58
Exercised	—	$—
Forfeited	—	$—
Expired or Cancelled	(1,565,000)	$2.60
Outstanding at October 22, 2019	5,943,665	$1.34	5.45	$12,734
Exercisable at October 22, 2019	5,483,663	$1.40	5.15	$7,945
Available for grant at October 22, 2019	3,667,055

Material Features of the 2019 Plan

The following is a summary of the material features of the 2019 Plan and its operation. The summary is qualified in its entirety by reference to the full text of the 2019 Plan, which is attached hereto as Appendix A.

Administration of the 2019 Plan

The 2019 Plan would be administered by the Board, the Compensation Committee or a similar committee performing the functions of the Compensation Committee (the “Administrator”). The Administrator would have the discretion to determine the participants under the 2019 Plan, the times of grant, types, terms and conditions of the awards, including performance and other vesting contingencies, the number of shares covered by any award, to adopt, alter and repeal such rules, guidelines and practices for administration of the 2019 Plan, to interpret the provisions of the 2019 Plan and any award and to make all other determinations it deems advisable for the administration of the 2019 Plan.

Eligibility and Extent of Participation

The 2019 Plan would provide for discretionary grants of awards to all of our employees, non-employee directors and other key persons such as consultants, advisors and prospective employees, including those of any of our Subsidiaries.

Duration and Modification

The Board of Directors may at any time terminate the 2019 Plan or make such modifications to the 2019 Plan as it may deem advisable.  The Administrator may amend or cancel any outstanding award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action may adversely affect rights under any outstanding award without the participant’s consent. The Administrator of is specifically authorized to exercise its discretion to reduce the exercise price of outstanding stock options or stock appreciation rights (“SARs”) or effect the repricing of such awards through cancellation and re-grants. To the extent required under the rules of any securities exchange or market system on which the Company’s stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that incentive stock options granted under the 2019 Plan are qualified under Code Section 422, 2019 Plan amendments shall be subject to stockholder approval. In accordance with Section 711 of the NYSE American Company Guide, a material increase in the number of shares of Common Stock as to which awards may be granted under the 2019 Plan requires stockholder approval.

Shares Authorized for Issuance

The 2019 Plan would initially reserve 10,000,000 shares of Common Stock for future issuance pursuant to awards.

Types of Awards - Stock Options

Under the 2019 Plan, the Administrator may grant awards in the form of options to purchase shares of Common Stock. The exercise price per share of stock subject to a stock option shall be determined by the Administrator and may not be less than the fair market value of the stock at the time of grant. The exercise price for a stock option may not be less than 110% of the fair market value with respect to a participant who, at such time, owns stock representing more than 10% of the total combined voting power of the Common Stock.

No option granted pursuant to the 2019 Plan may be exercised more than 10 years after the date of grant, except that a stock option granted to a  participant who owns more than 10% of the total combined voting power of the Common Stock at the time the stock option is granted may not be exercised more than five years after the date of grant.

Types of Awards – Restricted and Unrestricted Stock Awards

The 2019 Plan permits the grant of stock awards, which grant the participant the right to receive shares of Common Stock in the future. Stock awards may contain transferability restrictions and vesting restrictions relating to the participant’s continued service with the Company and/or the achievement of pre-established performance goals. Such restrictions, if any, will be determined by the Administrator and described in the award certificate.

Types of Awards – Stock Appreciation Rights (“SAR”)

The 2019 Plan also permits the grant of awards of SARs, which are grants of the right to receive shares of Common Stock with an aggregate fair market value equal to the excess of the fair market value of the stock on the date of exercise over the exercise price of the SAR multiplied by the number of shares of stock with respect to which the SAR shall have been exercised.  The exercise price of a SAR shall not be less than 100 percent of the fair market value of the stock on the date of grant.

Types of Awards – Restricted Stock Units

The 2019 Plan provides for discretionary grants of restricted stock unit awards, which consist of the right to receive cash, Common Stock or a combination thereof at a date on or after meeting the vesting restrictions, which may include the participant’s continued service with the Company and/or the achievement of pre-established performance goals. Such restrictions will be determined by the Administrator and described in the award certificate.

Types of Awards – Cash-Based Awards

The Administrator may grant cash-based awards, which are awards entitling the recipient to receive a cash-denominated payment. Cash-based awards may contain vesting restrictions, which may include the participant’s continued service with the Company and/or the achievement of pre-established performance goals. Such restrictions, if any, will be determined by the Administrator and described in the award certificate.

Voting Rights

Participants will not have any interest or voting rights in shares covered by their awards until the awards shall have been exercised or restrictions shall have lapsed and a certificate for such shares shall have been issued. In the case of restricted stock awards, a grantee shall have the rights of a stockholder with respect to the voting of the shares underlying the award upon grant of the restricted stock award and payment of any applicable purchase price, subject to any conditions contained in the award certificate.

Adjustment of Number of Shares

In the event of any corporate event or transaction involving the Company, such as a merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, exchange of shares or other similar change in capital structure or similar corporate event or transaction, the Administrator shall, to prevent dilution or enlargement of participants’ rights under the 2019 Plan, make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the 2019 Plan, including the maximum number of shares that may be issued in the form of incentive stock options,  (ii) the number of stock options or SARs that can be granted to any one individual grantee and the maximum number of shares that may be granted under a performance-based award, (iii) the number and kind of shares or other securities subject to any then outstanding awards under the 2019 Plan,  (iv) the repurchase price, if any, per share subject to each outstanding restricted stock award, and (v) the exercise price for each share subject to any then-outstanding stock options and SARs under the 2019 Plan, without changing the aggregate exercise price as to which such stock options and SARs remain exercisable. The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.

Change in Control

Unless otherwise specified in an award certificate, upon the occurrence of (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the stock of the Company to an unrelated person or entity (each, a “Sale Event”), the 2019 Plan and all outstanding awards shall terminate, unless provision is made in connection with the Sale Event by the parties thereto for the assumption or continuation of awards by the successor entity, or the substitution of such awards with new awards of the successor entity or parent thereof, with appropriate adjustment as such parties shall agree.

In the event of termination upon a Sale Event, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding options and SARs in exchange for the cancellation thereof or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding options and SARs held by such grantee. The Administrator shall also have the discretion to accelerate the vesting of all other awards.

Tax Aspects Under the Code

The following is a summary of the principal federal income tax consequences of certain transactions under the 2019 Plan. It does not describe all federal tax consequences under the 2019 Plan, nor does it describe state or local tax consequences.

Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive stock option. If shares of Common Stock issued to an optionee pursuant to the exercise of an incentive stock option.  are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (i) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) the Company will not be entitled to any deduction for federal income tax purposes. The exercise of an incentive stock option.  will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.

If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (i) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares of Common Stock at exercise (or, if less, the amount realized on a sale of such shares of Common Stock) over the option price thereof, and (ii) we will be entitled to a tax deduction for the same amount. Special rules will apply where all or a portion of the exercise price of the incentive stock option is paid by tendering shares of Common Stock.

If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a non-qualified option. Generally, an incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares of Common Stock on the date of exercise, and we receive a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares of Common Stock have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares of Common Stock. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.

Restricted Stock Awards. Restricted stock awards are generally subject to ordinary income tax at the time the restrictions lapse. The Company will be entitled to a corresponding tax deduction at the time the participant recognizes ordinary income.

Stock Appreciation Rights. No income is realized by the participant at the time upon the grant of a SAR. When the participant receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the Base Value will be taxed as ordinary income to the participant.  The Base Value is typically the fair market value on the date the appreciation rights were granted.  The Company will be entitled to a tax deduction equal to the amount of ordinary income the participant is required to recognize as the result of exercising the SAR.

Other Awards. The Company generally will be entitled to a tax deduction in connection with an award under the 2019 Plan in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. Participants typically are subject to income tax and recognize such tax at the time that an award is exercised, vests or becomes non-forfeitable, unless the award provides for a further deferral.

Parachute Payments. The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control (such as a Sale Event) may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Internal Revenue Code of 1986, as amended (the “Code”). Any such parachute payments may be non-deductible to us, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).

Limitation on Deductions. Generally, Section 162(m) of the Code disallows a federal income tax deduction for public corporations of remuneration in excess of $1 million paid in any fiscal year to certain specified executive officers. For taxable years beginning before January 1, 2018, (i) these executive officers consisted of a public corporation’s chief executive officer and up to three other executive officers (other than the chief financial officer) whose compensation is required to be disclosed to stockholders under the Securities Exchange Act of 1934 because they are our most highly compensated executive officers and (ii) qualifying “performance-based compensation” was not subject to this deduction limit if specified requirements are met. In this latter regard, the compensation income realized upon the exercise of stock options granted under a stockholder-approved stock option plan in taxable years beginning before January 1, 2018 generally would be deductible so long as the options are granted by a committee whose members are non-employee directors and certain other conditions are satisfied.

Pursuant to tax reform legislation that was signed into law on December 22, 2017 (the “Tax Act”), for taxable years beginning after December 31, 2017, the remuneration of a public corporation’s chief financial officer and certain former executive officers is also subject to the deduction limit. In addition, subject to certain transition rules (which apply to remuneration provided pursuant to written binding contracts which were in effect on November 2, 2017 and which are not subsequently modified in any material respect), for taxable years beginning after December 31, 2017, the exemption from the deduction limit for “performance-based compensation” is no longer available. Consequently, for fiscal years beginning after December 31, 2017, all remuneration in excess of $1 million paid to a covered executive will not be deductible.

The 2019 Plan is structured to allow certain awards to qualify as performance-based compensation.

Stockholder Approval Requirement for the Proposal

Since our Common Stock is listed on the NYSE American, we are subject to the NYSE American listing standards set forth in its Company Guide. We are required under Section 711 of the NYSE American Company Guide to seek stockholder approval of our proposed amendment to increase the number of shares authorized for issuance and impose a maximum individual limit on annual awards of options or stock appreciation rights, under the 2019 Plan. Section 711 requires stockholder approval prior to establishing or materially amending a stock option plan or other equity compensation arrangement, pursuant to which stock may be acquired by officers, directors, employees or consultants. Therefore, we are requesting stockholder approval for this Proposal No. 4 under this NYSE American listing standard.

Required Vote and Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the shares present and entitled to vote on the proposal at the annual meeting is required to approve the adoption of the 2019 Plan. Abstentions will have the same effect as voting against the proposal and broker non-votes will have no effect upon the proposal.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL TO ADOPT THE 2019 PLAN

PROPOSAL NO. 5

APPROVAL OF AMENDMENT TO THE COMPANY’S

BYLAWS TO ADOPT MAJORITY VOTING FOR UNCONTESTED ELCTIONS OF DIRECTORS

Article III, Section 8 of our bylaws provides that except as otherwise provided by statute, the Certificate of Incorporation or these bylaws, directors shall be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the election of directors.  No other section in our bylaws provides for a different voting standard for director elections.  Both the Delaware General Corporation Law and our Certificate of Incorporation permit plurality voting for director elections.  Under this plurality voting standard, director nominees receiving the highest number of “FOR” votes will be elected, regardless of the number of votes withheld. At the Annual Meeting, the existing plurality voting standard will continue to apply.

Stockholders are being asked at this Annual Meeting to approve and adopt an amendment to our bylaws to replace the plurality voting standard with a majority voting standard for uncontested elections of directors (the “Majority Voting Amendment”). If approved, this proposal will amend Article III, Section 8 of our bylaws to establish majority voting for uncontested elections of directors beginning with the 2020 Annual Meeting. As a result, all director nominees in uncontested elections would be required to receive a number of “FOR” votes representing at least a majority of votes cast in person or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present. If a director nominee fails to receive an affirmative majority of the votes cast in an uncontested election, the Board of Directors may decrease the number of directors, fill the vacancy, or take other appropriate action. If an incumbent director who is nominated for re-election to the Board of Directors does not receive sufficient “for” votes to be elected, the incumbent director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose its decision regarding the tendered resignation within ninety (90) days from the date of the certification of the election results. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until the director’s successor is duly elected, or the director’s earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors may fill any resulting vacancy or may decrease the size of the Board of Directors pursuant to the bylaws.

If the Majority Voting Amendment is not approved by our stockholders, such amendment will not be implemented, our plurality voting standard for uncontested elections will continue in place, and our bylaws will continue in its current form.

In contested elections where the number of nominees exceeds the number of directors to be elected, the plurality voting standard would continue to apply. The majority voting standard would not apply to vacancies on the Board (including a vacancy resulting from an increase in the number of directors) filled by a vote of the Board of Directors. This summary of the proposed amendment to our bylaws is qualified in its entirety by reference to the text of the proposed amendment attached as Appendix B to this proxy statement.

On the recommendation of the Nominating and Governance Committee of our Board of Directors, our Board of Directors is submitting this proposal to our stockholders as part of its ongoing evaluation of the Company’s corporate governance practices. After careful consideration of the issue, our Board of Directors has determined to recommend a vote FOR the approval of this proposal. In determining whether to recommend adopting a majority voting standard for uncontested elections of directors to our stockholders, our Board of Directors analyzed current corporate governance trends and considered the arguments in favor of and against maintaining the existing plurality voting standard. Our Board of Directors recognizes that many of our peer public companies have amended their governing documents to provide for a majority voting standard rather than a plurality standard. Our Board of Directors believes that generally requiring directors to be elected by a majority of votes cast both ensures that only director nominees with broad acceptability among our voting stockholders will be elected and enhances the accountability of each elected director to our stockholders. Accordingly, after careful consideration, our Board of Directors has determined that it would be in the best interests of our stockholders to amend our bylaws to adopt a majority voting standard for uncontested elections of directors.

Required Vote and Recommendation of Board of Directors

Under our Certificate of Incorporation, approval of this proposal requires the affirmative vote of holders of at least seventy-five (75%) of the issued and outstanding shares of Common Stock.  Abstentions and broker non-votes will have the same effect as votes “against” this proposal. Because this proposal is a “non-routine” matter, brokers are not permitted to vote shares that they hold in “street name” and for which they do not receive instructions.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED
AMENDMENT TO ADOPT MAJORITY VOTING FOR UNCONTESTED ELECTIONS OF DIRECTORS
DESCRIBED ABOVE.

PROPOSAL NO. 6

AUTHORIZATION TO ADJOURN THE ANNUAL MEETING

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve the forgoing proposals described in this Proxy Statement, the Company may move to adjourn the Annual Meeting at that time in order to enable our Board of Directors to solicit additional proxies.

In this Proposal, we are asking our stockholders to authorize the Company to adjourn the Annual Meeting to another time and place, if necessary or advisable, to solicit additional proxies in the event that there are not sufficient votes to approve the forgoing proposals, each as described in this Proxy Statement. If our stockholders approve this Proposal, we could adjourn the Annual Meeting and any adjourned session of the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat the forgoing proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Required Vote and Recommendation of Board of Directors

The affirmative vote of the holders of a majority of the shares present, in person or represented by proxy, and entitled to vote on the proposal at the Annual Meeting is required to authorize the adjournment of the Annual Meeting. Abstentions will have the same effect as voting against the proposal. Because Proposal No. 6 is considered “routine”, there will not be any broker non-votes for this proposal.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR approval of this proposal.

OUR BOARD OF DIRECTORS RECOMMENDS A “FOR” VOTE FOR THIS PROPOSAL TO AUTHORIZE THE ADJOURNMENT OF THE ANNUAL MEETING

BOARD OF DIRECTORS AND COMMITTEES; CORPORATE GOVERNANCE

Meetings of the Board of Directors

During the year ended December 31, 2018, there were (i) eight meetings of the Board of Directors, (ii) four meetings of the Audit Committee, (iii) seven meetings of the Compensation Committee, (iv) one meeting of the Nominating and Governance Committee, and (v) no meetings of the Disclosure Committee insofar as the committee was not formally established until late 2018. No incumbent director attended fewer than seventy-five percent (75%) of the aggregate of (1) the total number of meetings of the Board, and (2) the total number of meetings held by all committees of the Board during the period that such director served.

Committees of the Board

Our Board of Directors has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and a Disclosure Committee, each of which has the composition and the responsibilities described below. The Audit Committee, Compensation Committee, Nominating and Governance Committee, and Disclosure Committee all operate under charters approved by our Board of Directors, which charters are available within the “Investors – Corporate Governance” section of our website at https://ampiopharma.com/

Audit Committee. Our Audit Committee oversees our corporate accounting and financial reporting process.  This committee also assists the Board of Directors in monitoring our financial systems and our legal and regulatory compliance. Our Audit Committee is responsible for, among other things:

•	selecting and hiring our independent auditors;
•	appointing, compensating and overseeing the work of our independent auditors;
•	approving engagements of the independent auditors to render any audit or permissible non-audit services;
•	reviewing the qualifications and independence of the independent auditors;
•	monitoring the rotation of partners of the independent auditors on our engagement team as required by law;
•	reviewing our financial statements and reviewing our critical accounting policies and estimates;
•	reviewing the adequacy and effectiveness of our internal controls over financial reporting;
•	reviewing and discussing with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports; and
•	reviewing related party transactions.

The members of our Audit Committee are Messrs. Giles, Coelho and Dr. Stevens. Mr. Giles is our Audit Committee chairman and was appointed to our Audit Committee in August 2010. Our Board of Directors has determined that each member of the Audit Committee meets the financial literacy requirements of the national securities exchanges and the SEC, and Mr. Giles qualifies as our Audit Committee financial expert as defined under SEC rules and regulations. Our Board of Directors has concluded that the composition of our Audit Committee meets the requirements for independence under the current requirements of the NYSE American and SEC rules and regulations. We believe that the functioning of our Audit Committee complies with the applicable requirements of SEC rules and regulations, and applicable requirements of the NYSE American.

Compensation Committee. Our Compensation Committee oversees our corporate compensation policies, plans and programs. The Compensation Committee is responsible for, among other things:

•	reviewing and recommending policies, plans and programs relating to compensation and benefits of our directors, officers and employees;
•	reviewing and recommending compensation and the corporate goals and objectives relevant to compensation of our Chief Executive Officer;
•	reviewing and approving compensation and corporate goals and objectives relevant to compensation for executive officers other than our Chief Executive Officer;
•	evaluating the performance of our executive officers considering established goals and objectives;
•	developing and periodically reviewing with our Board of Directors a succession plan for our Chief Executive Officer; and
•	administering our equity compensations plans for our employees and directors.

The members of our Compensation Committee are Messrs. Coelho, Giles and Dr. Stevens. Mr. Coelho is the chairman of our Compensation Committee. Each member of our Compensation Committee is a non-employee director, as defined in Rule 16b‑3 promulgated under the Exchange Act, is an outside director, as defined pursuant to Section 162(m) of the Code, and satisfies the independence requirements of the NYSE American. We believe that the composition of our Compensation Committee meets the requirements for independence under, and the functioning of our Compensation Committee complies with, any applicable requirements of the NYSE American and SEC rules and regulations.

Our Compensation Committee and the Board of Directors have not yet established a succession plan for our Chief Executive Officer. Mr. Macaluso is in excellent health and is performing to the satisfaction of the Board of Directors. Therefore, the Compensation Committee does not believe there is a pressing need to have a succession plan for the CEO position.

In fulfilling its responsibilities, the Committee is permitted under the Compensation Committee charter to delegate any or all of its responsibilities to a subcommittee comprised of members of the Compensation Committee or the Board, except that the Committee may not delegate its responsibilities for any matters that involve compensation of any officer or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b‑3 by virtue of being approved by a committee of independent or nonemployee directors.

Nominating and Governance Committee. Our Nominating and Governance Committee oversees and assists our Board of Directors in reviewing and recommending corporate governance policies and nominees for election to our Board of Directors. The Nominating and Governance Committee is responsible for, among other things:

•	evaluating and making recommendations regarding the organization and governance of the Board of Directors and its committees;
•	assessing the performance of members of the Board of Directors and making recommendations regarding committee and chair assignments;
•	recommending desired qualifications for Board of Directors membership and conducting searches for potential members of the Board of Directors; and
•	reviewing and making recommendations for our corporate governance guidelines.

The members of our Nominating and Governance Committee are currently Messrs. Giles, Coelho and Dr. Stevens. Mr. Coelho is the chairman of our Nominating and Governance Committee. Our Board of Directors has determined that each member of our Nominating and Governance Committee is independent within the meaning of the independent director guidelines of the NYSE American.

Disclosure Committee. Our Disclosure Committee provides assistance to the CEO and the CFO  (the “Senior Officers”), in fulfilling their responsibilities regarding the identification and disclosure of material information about us and the accuracy, completeness and timeliness of such disclosures. The Disclosure Committee is responsible for, among other things:

•

designing, adopting and maintaining appropriate procedures and standards that are designed to ensure that: (i) information that we are required to disclose to the SEC, and other written information that we will disclose to the public is recorded, processed, summarized and reported accurately and on a timely basis; (ii) risks and risk factors are adequately disclosed; and (iii) such information is accumulated and communicated to our management, including our Senior Officers, as appropriate, to allow timely decisions regarding required disclosure (the “Disclosure Controls”);

•	monitoring the integrity and evaluating the effectiveness of the Disclosure Controls;
•

reviewing our: (i) Annual Report on Form 10‑K, Quarterly Reports on Form 10‑Q, and Current Reports on Form 8‑K, proxy statement, material registration statements, and any other information filed with the SEC; (ii) press releases containing financial information, earnings guidance, information about material developments, or other information material to our security holders; and (iii) correspondence broadly disseminated to stockholders and all presentations to analysts and the investment community (collectively, the “Covered Reports”);

•

discussing with the Senior Officers all relevant information relative to the Disclosure Committees responsibilities and proceedings, including: (i) the preparation of our disclosures in the Covered Reports; (ii) the evaluation of the effectiveness of the Disclosure Controls; and (iii) any false statement or omission of material fact discovered upon review of a Covered Report; and

•

providing or overseeing an annual mandatory training session to our Board of Directors and employees, which shall include coverage of the following topics: (i) risk assessment and compliance, (ii) our Code of Ethics, (iii) any and all manuals or policies established by us concerning legal or ethical standards of conduct to be observed in connection with work performed for the Company, and (iv) the obligations of the Disclosure Committee and the rules, regulations and other factors that impact disclosures contained in the Covered Reports.

The members of our Disclosure Committee are currently Messrs. Macaluso, Stokely, Giles, and Coelho,  Dr. Stevens, and Ms. Cherevka. Dr. Stevens is the chairman of our Disclosure Committee.

Our Board of Directors may from time to time establish other committees.

Annual Meeting Attendance and Executive Sessions

Since 2011, our policy has been that our directors attend the annual meeting of stockholders. We previously did not have a policy concerning director attendance at annual meetings. Commencing in 2011, our policy has been that our non-employee directors are required to meet in separate sessions without management on a regularly scheduled basis four times a year. Generally, these meetings are expected to take place in conjunction with regularly scheduled meetings of the Board throughout the year.  Our 2018 annual meeting was attended by four of the five directors serving on our Board.

Director Nominations and Stockholder Communications

Our Nominating and Governance Committee’s policy is to evaluate any recommendation for director nominee proposed by a stockholder. Our bylaws permit stockholders to nominate directors for consideration at the annual meeting, subject to certain conditions. Any recommendation for director nominee must be submitted in writing to:

Ampio Pharmaceuticals, Inc.

Attention: Corporate Secretary

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

The Nominating and Governance Committee generally identifies potential candidates for director by seeking referrals from our management and members of the Board of Directors and their various business contacts. There are currently no specific, minimum or absolute criteria for Board of Directors membership. Candidates are evaluated based upon factors such as independence, knowledge, judgment, integrity, character, leadership skills, education, experience, financial literacy, standing in the community and ability to foster a diversity of backgrounds and views and to complement the Board’s existing strengths. There are no differences in the manner in which the Committee will evaluate nominees for director based on whether the nominee is recommended by a stockholder.

We have not implemented a formal policy or procedure by which our stockholders can communicate directly with our Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board of Directors or individual directors, as applicable, and that appropriate responses are provided to stockholders in a timely manner. We believe that we are responsive to stockholder communications, and therefore have not considered it necessary to adopt a formal process for stockholder communications with our Board. During the upcoming year, our Board of Directors will continue to monitor whether it would be appropriate to adopt such a policy. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as:

•	junk mail and mass mailings;
•	resumes and other forms of job inquiries;
•	surveys; and
•	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening or illegal in nature may be excluded, provided that any communication that is excluded will be made available to any outside director upon request.

Director Independence

Our Common Stock is listed on the NYSE American. The listing rules of the NYSE American require that a majority of the members of the Board of Directors be independent. The rules of the NYSE American require that, subject to specified exceptions, each member of our Audit, Compensation, and Nominating and Governance be independent. Audit Committee members must also satisfy the independence criteria set forth in Rule 10A‑3 under the Exchange Act. Under the rules of the NYSE American, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A‑3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

In October 2019, our Board of Directors undertook a review of its composition, the composition of its committees and the independence of each director. Based upon information provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of Messrs. Coelho, Giles and Dr. Stevens, representing three of our five directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined by the NYSE American. Our Board of Directors also determined that Messrs. Giles, Coelho and Dr. Stevens, who comprise our Audit Committee, our Compensation Committee,  our Nominating and Governance Committee and our Disclosure Committee, satisfy the independence standards for those committees established by applicable SEC rules and the NYSE American rules. In making this determination, our Board of Directors considered the relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that is applicable to all of our employees, officers and directors. The code is available on our web site, www.ampiopharma.com,  under the “Investors” tab. We intend to disclose future amendments to, or waivers from, certain provisions of our code of business conduct and ethics, if any, on the above website within four business days following the date of such amendment or waiver.

Leadership Structure of the Board

The Board of Directors does not currently have a policy on whether the same person should serve as both the Chief Executive Officer and Chairman of the Board. Periodically, our Board of Directors assesses these roles and the board leadership structure to ensure the interests of the Company and its stockholders are best served.

Both the Chairman and Chief Executive Officer positions are currently held by Michael Macaluso. Our lead independent director is Philip Coelho. In that role, he presides over the executive sessions of the board of directors, during which our independent directors meet without management, and he serves as the principle liaison between management and the independent directors of the board of directors.

Risk Oversight

The Board oversees risk management directly and through its committees associated with their respective subject matter areas. Generally, the Board oversees risks that may affect our business, including operational matters. The Audit Committee is responsible for oversight of our accounting and financial reporting processes and discusses with management our financial statements, internal controls and other accounting and auditing matters. The Compensation Committee oversees certain risks related to compensation programs and the Nominating and Governance Committee oversees certain corporate governance risks. The Disclosure Committee assists in establishing, implementing, maintaining and evaluating controls or other procedures to ensure that the information required to be disclosed in the Company’s reports furnished or filed under the Securities Exchange Act of 1934 is properly communicated to the chief executive officer and the chief financial officer. As part of their roles in overseeing risk management, these committees periodically report to the Board regarding briefings provided by management and advisors as well as the committees’ own analysis and conclusions regarding certain risks faced by us. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks.

Involvement in Certain Legal Proceedings

No director, executive officer, promoter or person of control of our Company has, during the last ten years:  (i) been convicted in or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any Federal or state securities or banking or commodities laws including, without limitation, in any way limiting involvement in any business activity, or finding of any violation with respect to such law, nor (iii) any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

We are not engaged in, nor are we aware of any pending or threatened litigation in which any of our directors, executive officers, affiliates or owner of more than 5% of our Common Stock is a party adverse to us or has a material interest adverse to us.

Family Relationships

There are family relationships to note between our directors or executive officers and employees.  Raphael Bar-Or, a non-executive officer, is the son of David Bar-Or, M.D., our former Chief Scientific Officer and a director.  Lindsay Thorne, a consultant, is the sister in-law of Holli Cherevka, our Chief Operating Officer.

EXECUTIVE OFFICERS

Our current executive officers and their respective ages and positions as of the date of this Proxy Statement are set forth in the following table. Biographical information regarding each executive officer who is not also a director is set forth following the table.

Name	Age	Position
Michael Macaluso	68	Chief Executive Officer and Chairman of the Board
Daniel G. Stokely	56	Chief Financial Officer
Holli Cherevka	36	Chief Operating Officer

Daniel G. Stokely has been employed by us since July 2019.  Mr. Stokely has more than 30 years of experience in finance and accounting. He began his career at Deloitte & Touche and since that time, he has spent the majority of his career in positions of financial leadership within both publicly traded and privately held pharmaceutical companies. Most recently, since 2012, he served as Executive Vice President and Chief Financial Officer of Sentynl Therapeutics Inc., a privately held specialty pharmaceutical company focused on in-licensing, acquisition, marketing and distribution of development stage and commercially marketed prescription pain products, which was sold to Cadila Healthcare Ltd. in January 2017. From 2004 to 2012, Mr. Stokely served as Vice President of Finance and Chief Accounting Officer of Victory Pharma, a privately-held specialty pharmaceutical company focused on in-licensing, internal product development, marketing and distribution of pain specialty products, which was sold to Shionogi, Inc., a Japanese pharmaceutical company, in 2011.  From 2001 to 2004, Mr. Stokely served as the Corporate Controller and Chief Accounting Officer for Wireless Facilities, Inc. (currently Kratos Defense & Security Solutions), a publicly traded, global provider of communications and security services for the wireless communications industry.  From 1994 to 2001, Mr. Stokely served as Corporate Controller of Dura Pharmaceuticals, a publicly traded pharmaceutical company that was sold to Elan Pharmaceuticals in late 2000.  He has a bachelor’s degree in accounting from San Diego State University and is a Certified Public Accountant.

Holli Cherevka has been employed by us since January 2013. Prior to taking her current role, Ms. Cherevka served as our Vice President of Operations and oversaw the clinical, regulatory and manufacturing operations. She has held roles of increasing responsibility throughout her career at Ampio including site leadership, strategic planning, contractor management and product portfolio leadership. Previously, Ms. Cherevka was the Director of Business Development at the American College of Radiology (ACR) Image Metrix. Ms. Cherevka earned a Bachelor of Arts from California State University, Chico, and holds a Master of Science in Biomedical and Molecular Sciences Research from King’s College, London. Ms. Cherevka is a member of the Parenteral Drug Association, Colorado BioScience Association and the International Society of Pharmaceutical Engineers. She has represented Ampio Pharmaceuticals at conferences for the International Society of Pharmaceutical Engineers as well as at Global Investment Conferences.

EXECUTIVE COMPENSATION

Named Executive Officers

For our fiscal year ended December 31, 2018, our Named Executive Officers were: (i) Michael Macaluso, our Chief Executive Officer, who has served as our Chief Executive Officer since January 2012, (ii) Thomas E. Chilcott, our Chief Financial Officer, who served as our Chief Financial Officer, Secretary and Treasurer from June 2017 to June 2019, (iii) David Bar-Or, M.D., our former Chief Scientific Officer, who served as our Chief Scientific Officer from March 2010 to September 2018, and (iv) Holli Cherevka, our current Chief Operating Officer, who has served as our Chief Operating Officer since September 2017. We had no other executive officers serving during the year ended December 31, 2018.

The following table shows for the fiscal years ended December 31, 2018 and December 31, 2017, compensation awarded to, paid to, or earned by our Name Executive Officers.

Summary Compensation of Named Executive Officers

							Option
						Stock	Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)		Award ($)	($)(1)		Total ($)
(a)	(b)	(c)		(d)		(e)	(f)		(j)
Named Executive Officers

Michael Macaluso
Chief Executive Officer and Chairman	2018	300,000		5,000		—	—		305,000
effective January 2012	2017	300,000		5,000		—	268,016		573,016

David Bar-Or, M.D.
Former Chief Scientific Officer and	2018	228,218	(9)	—		—	—		228,218
Chairman	2017	300,000		5,000		—	46,728		351,728

Thomas E. Chilcott
Former Chief Financial Officer	2018	225,000		30,000	(2)	—	34,472	(3),(4)	289,472
effective June 2017	2017	166,458	(5)	55,000	(6)	—	170,386		391,844

Holli Cherevka
Chief Operating Officer	2018	200,000		5,000		—	22,383	(4)	227,383
effective September 2017	2017	187,195	(7)	45,000	(8)	—	91,887		324,082

(1)

The amounts reported under “Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation, rather than amounts paid to or realized by the named individual.  The value of the option awards was estimated using the Black-Scholes option pricing model.  The valuation assumptions used in the valuation of options granted may be found in Note 8 to our financial statements included in this annual report on Form 10‑K for the year ended December 31, 2018.

(2)	Mr. Chilcott received a $25,000 bonus based on his employment agreement for his involvement in raising non-dilutive funds through warrant exercises.
(3)	Mr. Chilcott was granted 75,000 options due to his performance in fiscal year 2018 and the value of the option award totaled $33,000, which was recognized in the period ended September 30, 2018.
(4)

The Compensation Committee approved a one-time option repricing where the exercise price of each relevant option was amended to reduce such exercise price to $0.75.  “Relevant Options” are all outstanding stock options as of October 1, 2018 (vested or unvested) to acquire shares of our Common Stock that have exercise prices above $0.75; provided, however, that the maximum dollar value of the repricing for any individual will not exceed $500,000 (with such value calculated by multiplying (i) the difference between the initial exercise price and $0.75 by (ii) the number of options being repriced (see further information in Note 8 of the financial statements and within the Outstanding Equity Awards table contained in this section).  The value of repricing the options for Mr. Chilcott and Ms. Cherevka totaled $1,400 and $22,400, respectively, and these amounts were recognized in the period ended December 31, 2018.

(5)	Mr. Chilcott was appointed interim Chief Financial Officer, effective June 2017 and Chief Financial Officer, effective August 2017.
(6)	Mr. Chilcott received a $50,000 bonus based on his employment agreement tied to the achievement of a milestone associated with the registered direct offering during October 2017.
(7)	Ms. Cherevka was appointed Chief Operating Officer, effective September 2017.
(8)	Ms. Cherevka received a $40,000 bonus related to her performance during 2016, which was paid out during 2017.
(9)	Dr. Bar-Or resigned as Chief Scientific Officer, effective September 30, 2018, therefore, only nine months of his salary was paid during 2018.

Our executive officers are reimbursed by us for any out-of-pocket expenses incurred in connection with activities conducted on our behalf.

Outstanding Equity Awards

The following table provides a summary of equity awards outstanding for each of the Named Executive Officers as of December 31, 2018:

	Option Awards									Stock Awards
													Equity
												Equity	Incentive
												Incentive Plan	Plan Awards:
					Equity Incentive							Awards:	Market or
			Number of		Plan Awards:							Number of	Payout Value
	Number of		Securities		Number of							Unearned	of Unearned
	Securities		Underlying		Securities					Number of	Market Value	Shares, Units	Shares, Units
	Underlying		Unexercised		Underlying					Shares or	of Shares or	or Other	or Other
	Unexercised		Options		Unexercised	Option		Option		Units of Stock	Units of Stock	Rights That	Rights That
	Options		Unexercisable		Unearned	Exercise		Expiration		That Have Not	That Have Not	Have Not	Have Not
Name	Exercisable (#)		(#)		Options (#)	Price ($)		Date		Vested (#)	Vested ($)	Vested (#)	Vested ($)
(a)	(b)		(c)		(d)	(e)		(f)		(g)	(h)	(i)	(j)
Current Named Executive Officers

Michael Macaluso	133,333		266,667	(1)	—	0.81		3/9/2027		—	—	—	—
Michael Macaluso	180,000	(2)	—		—	3.46		12/20/2024		—	—	—	—
Michael Macaluso	250,000		—		—	2.76		5/7/2022		—	—	—	—
Michael Macaluso	180,000		—		—	1.70		8/27/2020		—	—	—	—
Michael Macaluso	220,000		—		—	1.03		8/12/2020		—	—	—	—
David Bar-Or, M.D.	—		—		—	—		12/29/2018
David Bar-Or, M.D.	—		—		—	—		12/29/2018		—	—	—	—
David Bar-Or, M.D.	—		—		—	—		12/29/2018		—	—	—	—
David Bar-Or, M.D.	—		—		—	—		12/29/2018		—	—	—	—
David Bar-Or, M.D.	—		—		—	—		12/29/2018		—	—	—	—
Thomas E. Chilcott	75,000		—		—	0.51		9/20/2028	(6)
Thomas E. Chilcott	200,000		—		—	0.48		8/23/2027	(6)	—	—	—	—
Thomas E. Chilcott	66,666		33,334	(3)	—	0.60		6/15/2027	(6)	—	—	—	—
Thomas E. Chilcott	50,000		25,000	(4)	—	0.75	(5)	1/18/2027	(6)	—	—	—	—
Holli Cherevka	200,000		—		—	0.55		9/19/2027		—	—	—	—
Holli Cherevka	30,000		—		—	0.51		8/8/2027		—	—	—	—
Holli Cherevka	170,000		—		—	0.75	(5)	7/15/2026		—	—	—	—
Holli Cherevka	30,000		—		—	0.75	(5)	10/6/2024		—	—	—	—
Holli Cherevka	9,402		—		—	0.75	(5)	11/8/2023		—	—	—	—
Holli Cherevka	70,598		—		—	8.62		11/8/2023
Holli Cherevka	45,000		—		—	0.75	(5)	4/2/2023		—	—	—	—
Holli Cherevka	35,000		—		—	0.75	(5)	1/14/2023		—	—	—	—

(1)

The unexercisable options vest annually starting on the first anniversary of the grant date and become fully vested on March 9, 2020.  The option awards remain exercisable until they expire ten years from the date of grant subject to earlier expiration following termination of employment.

(2)	A total of 220,000 vested options were forfeited as of August 8, 2017.
(3)

The unexercisable options vest annually starting on the grant date and become fully vested on June 15, 2019.  The option awards remain exercisable until they expire ten years from the date of grant subject to earlier expiration following termination of employment.

(4)

The unexercisable options vest annually starting on the grant date and become fully vested on January 18, 2019.  The option awards remain exercisable until they expire ten years from the date of grant subject to earlier expiration following termination of employment.

(5)	These options were included in the one-time option repricing on October 1, 2018 (see further information in Note 8 in the financial statements).
(6)

Pursuant to a Separation Agreement entered into by the Company and Mr. Chilcott in June 2019 (the “Chilcott Separation Agreement”), Mr. Chilcott’s options will expire, if unexercised, on June 12, 2020.

Employment Agreements

We entered into an employment agreement with Mr. Michael Macaluso, our Chief Executive Officer, effective January 9, 2012.  This agreement provided for an annual salary of $195,000, with an initial term ending January 9, 2015. On October 1, 2013, we increased Mr. Macaluso’s annual salary from $195,000 to $300,000. On December 20, 2014, we extended the employment agreement of Mr. Macaluso for three additional years, expiring January 9, 2017. On March 9, 2017, we extended his employment agreement for another three years until January 9, 2020. In connection with his 2017 Amendment, Mr. Macaluso was awarded 400,000 options to purchase our Common Stock at an exercise price of $0.81 vesting annually over three years beginning on March 9, 2018.

In August 2010, we entered into an employment agreement with Dr. David Bar-Or, our former Chief Scientific Officer (“CSO”). The employment agreement with Dr. Bar-Or superseded his prior agreement with DMI Life Sciences, Inc. The agreement had an initial term ending July 31, 2013. The agreement provided for an annual salary of $300,000. On July 15, 2013, we extended the employment agreement of Dr. David Bar-Or for one additional year, expiring July 31, 2014. In connection with this amendment, Dr. Bar-Or was awarded 300,000 options to purchase our Common Stock at an exercise price of $6.15 with 50% vesting upon grant and 50% after one year. On August 11, 2014, we extended the employment agreement of Dr. Bar-Or for one additional year, expiring July 31, 2015. In connection with this amendment, Dr. Bar-Or was awarded 300,000 options to purchase our Common Stock at an exercise price of $6.48 with 50% vesting upon grant and 50% after one year. On August 3, 2015, we extended the employment agreement of Dr. Bar-Or for one additional year, expiring July 31, 2016. In connection with this amendment, Dr. Bar-Or was awarded 300,000 options to purchase our Common Stock at an exercise price of $2.60 with such options vesting on the date that we meet all endpoints in connection with the Ampion clinical trial as determined in the sole discretion of our Compensation Committee. We did not meet the primary end point on the Ampion trial, so the options granted to Dr. Bar-Or in July 2015 expired unvested on June 30, 2016. On August 1, 2016, we extended the employment agreement of Dr. Bar-Or for one additional year, which expired on July 31, 2017. On June 30, 2017, we extended the Employment Agreement of Dr. Bar-Or for one additional year, expiring July 1, 2018. In connection with this agreement, Dr. Bar-Or was awarded 133,000 options to purchase our Common Stock at an exercise price of $0.50 with 100% vesting immediately.  In July 2018, we extended the employment agreement of Dr. Bar-Or for an additional month. On August 29, 2018, Dr. Bar-Or notified us of his decision to retire from his role as CSO, effective September 30, 2018. Dr. Bar-Or continues to serve as a member of the Board of Directors and our Scientific Advisory Board.

We entered into an employment agreement with Mr. Thomas Chilcott, our Chief Financial Officer, on August 23, 2017, which provided for an annual salary of $200,000 and a term ending August 16, 2019. In connection with this employment agreement, Mr. Chilcott was awarded 200,000 options to purchase Common Stock at an exercise price of $0.48, with 50% vesting upon grant and 50% after one year.  On December 29, 2017, the Compensation Committee approved a salary increase for Mr. Chilcott of $25,000, effective January 1, 2018.  In June 2019, Mr. Chilcott resigned from his position as Chief Financial Officer of the Company, effective June 12, 2019 (the “Separation Date”). In connection with his separation from the Company and early termination of his employment agreement, Mr. Chilcott and the Company entered into the Chilcott Separation Agreement.  Under the Chilcott Separation Agreement, Mr. Chilcott will receive approximately $161,000 of severance pay. Further the Company agreed to accelerate the vesting of all of Mr. Chilcott’s outstanding equity award grants, which would have otherwise vested on June 15, 2019. Mr. Chilcott’s outstanding stock options will remain exercisable for one year from the Separation Date.

We entered into an employment agreement with Ms. Holli Cherevka, our Chief Operating Officer, on September 19, 2017, which provided for an annual salary of $200,000 and a term ending September 16, 2019. In connection with this employment agreement, Ms. Cherevka was awarded 200,000 options to purchase Common Stock at an exercise price of $0.55, with 50% vesting upon grant and 50% after one year.  We entered into a new employment agreement with Ms. Cherevka on September 16, 2019, which provides for an annual salary of $280,000 and has a term ending September 16, 2021.  In connection with this new employment agreement, Ms. Cherevka was awarded 200,000 options to purchase Common Stock at an exercise price of $0.51, with 50% vesting upon grant and 50% after one year.

Each officer is eligible to receive a discretionary annual bonus each year that will be determined by the Compensation Committee of the Board of Directors based on individual achievement and Company performance objectives established by the Compensation Committee. Included in those objectives, as applicable for the responsible officer, are (i) obtaining successful clinical trial results, (ii) preparation and compliance with a fiscal budget, (iii) the sale of intellectual property not selected for clinical trials by us at prices, and times, approved by the Board of Directors and (iv) making significant scientific discoveries acceptable to the Board of Directors. The targeted amount of the annual bonus for Mr. Macaluso and Ms. Cherevka is 50% of the applicable base salary, although the actual bonus may be higher or lower, and was the same for Mr. Chilcott and Dr. Bar-Or.

Potential Payments Upon Termination or Change in Control

In June 2019, Mr. Chilcott resigned from his position as Chief Financial Officer of the Company, effective June 12, 2019 (the “Separation Date”). In connection with his separation from the Company and early termination of his employment agreement, Mr. Chilcott and the Company entered into a Separation Agreement dated June 12, 2019 (the “Chilcott Separation Agreement”).  Under the Chilcott Separation Agreement, Mr. Chilcott will receive approximately $161,000 of severance pay. Further, the Company agreed to accelerate the vesting of all of Mr. Chilcott’s outstanding equity award grants, which would have otherwise vested on June 15, 2019. Mr. Chilcott’s outstanding stock options will remain exercisable for one year from the Separation Date.

On September 16, 2019, Ms. Cherevka entered into a new employment agreement with the Company. Under her current employment agreement, if the Company terminates the employment of Ms. Cherevka without Cause, she will be entitled to a lump sum severance payment equal to six months of her base salary in effect at the date of termination, less applicable withholding and certain offsetting payments (including offsets for any and all compensation that she may receive from other employment subsequent to her employment with the Company pursuant to a duty to mitigate such severance payment).  In addition, the vesting and exercisability of all then outstanding equity awards (excluding the performance-based awards) held by Ms. Cherevka will accelerate in full.  Any performance-based award held by Ms. Cherevka shall become vested and exercisable only if the applicable performance-based criteria are satisfied at the end of the applicable period relating to such award, at which time such performance-based award shall become vested and exercisable on a pro-rated basis by multiplying such award by a fraction, the numerator of which is the number of full months Ms. Cherevka was employed by the Company during the applicable performance period, and the denominator of which is the total number of months in such performance period. Any performance-based award for which the performance criteria are not satisfied within the applicable performance period shall terminate at the end of such period. If Ms. Cherevka terminates her employment for Good Reason, Ms. Cherevka will be entitled to three months of her base salary less applicable taxes and withholdings. All severance payments, less applicable taxes and withholdings, are subject to Ms. Cherevka’s execution and delivery of a general release in a form acceptable to us, and is further conditioned upon complying with the confidentiality, non-solicitation, non-competition, intellectual property and post-termination cooperation obligations under her employment agreement. If the employment is terminated for Cause, no severance shall be payable by us.

“Good Reason” means, without Ms. Cherevka’s written consent:

•	a material reduction of her compensation (except where there is a general reduction also applicable to the other members of the senior executive team); or
•

a material reduction in the officer’s overall responsibilities or authority or scope of duties (it being understood that the occurrence of a change in control shall not, by itself, necessarily constitute a reduction in her responsibilities or authority).

“Cause” means, in the sole discretion of a majority of membership of the Board:

•	Ms. Cherevka’s failure or refusal to substantially perform her duties;
•	personal or professional dishonesty that could reasonably be expected to have a materially adverse impact on the financial interests or business reputation of the Company;
•	incompetence, willful misconduct, breach of fiduciary duty (including duties involving personal profit);

•	breach of the Company’s code of ethics, codes of conduct and personnel policies or compliance policies;
•

material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the reputation of the Company;

•	willfully engaging in actions that in the reasonable opinion of the Board will likely cause substantial financial harm or substantial injury to the business reputation of the Company;
•	willful violation of any law, rule, or regulation, or final cease-and-desist order (other than routine traffic violations or similar offenses);
•

the unauthorized use or disclosure of any trade secret, proprietary, or confidential information of the Company (or any other party as to which Ms. Cherevka owes an obligation of nondisclosure as a result of her relationship with the Company);

•	failure to follow the reasonable and lawful directives of the Chief Executive Officer or the Board pertaining to her duties with the Company;
•	commission of an act of fraud, embezzlement, or misappropriation by Ms. Cherevka with respect to her relations with the Company or any of its employees, customers, agents, or representatives; or
•	any material breach of any provision of the employment agreement with Ms. Cherevka.

Under Mr. Macaluso’s employment agreement, he is not entitled to any termination payments. Upon the occurrence of a Change in Control, all stock options, restricted stock and other stock-based grants to Mr. Macaluso by the Company or that may be granted in the future shall immediately and irrevocably vest and become exercisable and any restrictions thereon shall lapse. All stock options shall remain exercisable from the date of the Change in Control until the expiration of the term of such stock options. “Change in Control” means the occurrence of any of the following events:

•

The acquisition by an individual, entity, or group, other than us or any of our subsidiaries, of beneficial ownership of 50% or more of the combined voting power or economic interests of our then outstanding voting securities entitled to vote generally in the election of directors (excluding any issuance of securities by us in a transaction or series of transactions made principally for bona fide equity financing purposes);

•

The acquisition of us by another entity by means of any transaction or series of related transactions to which we are a party (including, without limitation, any stock acquisition, reorganization, merger or consolidation but excluding any issuance of securities by us in a transaction or series of related transactions made principally for bona fide equity financing purposes) other than a transaction or series of related transactions in which the holders of our voting securities outstanding immediately prior to such transaction or series of related transactions retain, immediately after such transaction or series of related transactions, as a result of our shares held by such holders prior to such transaction or series of related transactions, at least a majority of the total voting power represented by our outstanding voting securities or such other surviving or resulting entity (or if we are or such other surviving or resulting entity is a wholly-owned subsidiary immediately following such acquisition, its parent); or

•	The sale or other disposition of all or substantially all our assets in one transaction or series of related transactions.

The employment agreements with Ms. Cherevka and Mr. Macaluso do not provide for the payment of a “gross-up” payment under Section 280G of the Code.

	Cause; Without Good	Without Cause; Good
Recipient and Benefit	Reason	Reason	Death; Disability	Change in Control
Michael Macaluso
Stock Options (1)	$—	$—	$—	$—
Total	$—	$—	$—	$—

Thomas Chilcott (3)
Salary	$—	$337,500	$—	$—
Stock Options (1)	—	—	—	—
Value of health benefits provided after termination (2)	—	81,512	—	—
Total	$—	$419,012	$—	$—

Holli Cherevka (4)
Salary	$—	$100,000	$—	$—
Stock Options (1)	—	—	—	—
Value of health benefits provided after termination (2)	—	54,896	—	—
Total	$—	$154,896	$—	$—

(1)

Amounts represent the intrinsic value (that is, the value based upon the company’s stock price on December 31, 2018 of $0.39 per share), minus the exercise price of the equity awards that would have become exercisable as of December 31, 2018.  These stock options had no intrinsic value as of December 31, 2018 due to the stock price being below the exercise price as of this date.

(2)	The value of such benefits is determined based on the estimated cost of providing health benefits to the Named Executive Officer for a period of two years.
(3)	In June 2019, Mr. Chilcott resigned from his position as Chief Financial Officer.
(4)

The table discloses amounts that would have been received by Ms. Cherevka if the triggering event took place on December 31, 2018.  However, on September 16, 2019, the Company and Ms. Cherevka entered into a new employment agreement.  Under this new agreement the amounts that would be due if a triggering event occurred on or after September 16, 2019 are as follows: $0 salary, $0 value of Stock Options and $0 value of health benefits provided after termination in the event of a termination by the Company for Cause or by her without Good Reason; $140,000 salary or $70,000 salary, $0  value of Stock Options and $0 value of health benefits provided after termination in the event of a termination by the Company Without Cause or by Ms. Cherevka for Good Reason, respectively;  $0  salary, $0 value of Stock Options and $0 value of health benefits provided after termination in the event of a termination due to death or disability, and $0 salary, $0 value of Stock Options and $0 value of health benefits provided after termination in the event of  a Change in Control.

Non-Employee Director Compensation

Our Compensation Committee established the following fees for payment to members of our Board of Directors or committees, for the fiscal year ended December 31, 2018:

		Cash	Common
	Committee or Committees	Compensation	Stock
Board Annual Retainer:
Chairman		$20,000
Each non-employee director		$10,000
Board Meeting Fees:
Each meeting attended in-person		$1,500
Each meeting attended telephonically or via web		$1,000
Committee Annual Retainer:
Chairman of each committee	Audit; Compensation; Nominating and Governance	$20,000
Each non-chair member	Audit	$12,000
Each non-chair member	Compensation; Nominating and Governance	$10,000
Committee Chairman Meeting Fees:
Each meeting attended in-person	Audit; Compensation; Nominating and Governance	$2,500
Each meeting attended telephonically or via web	Audit; Compensation; Nominating and Governance	$1,500
Committee Member Meeting Fees:
Each meeting attended in-person	Audit; Compensation; Nominating and Governance	$1,500
Each meeting attended telephonically or via web	Audit; Compensation; Nominating and Governance	$1,000
Annual Stock Award:			$20,000

The Non-Employee Director Compensation for fiscal 2018 included a grant to each Director of options to purchase 30,000 shares of our Common Stock on the date of our annual stockholder meeting of stockholders, vesting monthly over the succeeding twelve months. The 2018 annual meeting occurred on December 15, 2018.

Director Compensation for 2018

The table below summarizes the compensation paid by us to non-employee directors for the year ended December 31, 2018. Our employee directors do not receive additional compensation for their services as a member of our Board of Directors.

	Fees Earned or	Stock Option	Stock Awards	All Other
Name	Paid in Cash	Awards (1)	(2)	Compensation	Total
Philip H. Coelho (3)	$86,500	$10,337	$20,000	$—	$116,837
Richard B. Giles (4)	$77,000	$10,337	$20,000	$—	$107,337
David Stevens, Ph.D. (5)	$65,000	$10,337	$20,000	$—	$95,337
David Bar-Or, M.D. (6)	$—	$—	$—	$—	$—

(1)

On December 15, 2018, the date of the 2018 annual meeting, each of Messrs. Coelho, Giles and Dr. Stevens was granted options to purchase 30,000 shares of Common Stock. These options have an exercise price of $0.40 per share. These options vest over 12 months and have a term of 10 years from the grant date. The amounts reported under “Stock Option Awards” in the above table reflect the grant date fair value of these awards as determined in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation – Stock Compensation.  The value of stock option awards was estimated using the Black-Scholes option pricing model.  The valuation assumptions used in the valuation of options granted may be found in Note 8 to our financial statements included in this annual report on Form 10‑K for the year ended December 31, 2018.

(2)

On January 2, 2018, each of Messrs. Coelho, Giles and Dr. Stevens was awarded 5,747 shares of Common Stock under the 2010 Plan, at a price of $3.48 which was the closing price of our Common Stock on the date of grant per share, equivalent to $20,000. Since fiscal 2012, the aggregate number of stock awards to each Messrs. Coelho, Giles and Dr. Stevens totaled 41,536 shares of Common Stock with a value of $100,000.

(3)

The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2018 for Mr. Coelho was 685,554, of which 655,554 were fully vested. Pursuant to an option repricing program undertaken by the Company in September 2019, 435,000 of these options were cancelled and, in replacement thereof 369,750 options, which were fully vested upon grant, were issued.  The incremental value of the replacement stock option award was estimated using the Black-Scholes option pricing model and totaled $40,300.

(4)

The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2018 for Mr. Giles was 770,000, of which 740,000 were fully vested. Pursuant to an option repricing program undertaken by the Company in September 2019, 430,000 of these options were cancelled and, in replacement thereof 365,500 options, which were fully vested upon grant, were issued.  The incremental value of the replacement stock option award was estimated using the Black-Scholes option pricing model and totaled $40,100.

(5)

The aggregate number of shares issuable upon exercise of option awards outstanding at December 31, 2018 for Dr. Stevens was 345,000, or which 315,000 were fully vested. Pursuant to an option repricing program undertaken by the Company in September 2019, 255,000 of these options were cancelled and, in replacement thereof 216,758 options, which were fully vested upon grant, were issued.  The incremental value of the replacement stock option award was estimated using the Black-Scholes option pricing model and totaled $24,700.

(6)

Dr. Bar-Or became a non-employee director in October 2018 following his resignation from the position of Chief Scientific Officer of the Company.  Dr. Bar-Or received $228,218 for compensation as an employee and no compensation as a director during fiscal 2018.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm, and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board, a copy of which is available on the Company’s website. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by the NYSE American and the SEC.

The Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10‑K for the fiscal year ended December 31, 2018. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of the Company’s internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as adopted by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters required by the applicable rules of the Public Company Accounting Oversight Board.

In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2018.

Submitted by the Audit Committee of the Board of Directors

Richard B. Giles
Philip H. Coelho
David R. Stevens, Ph.D.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions

In addition to the director and executive compensation arrangements discussed above in “Executive Compensation”, we have been a party to the following transactions since January 1, 2017 in which the amount involved exceeded or will exceed $120,000, and in which any director, executive officer or holder of more than 5% of any class of our voting stock, or any member of the immediate family of or entities affiliated with any of them, had or will have a material interest.

We entered into a sponsored research agreement with Trauma Research LLC, an entity controlled by a member of our Board of Directors and Chief Scientific Officer, Dr. Bar-Or, in September 2009, which was amended seven times with the last amendment occurring in June 2017. Under the amended terms, the agreement was terminated effective July 5, 2017. The remaining prepaid of $252,000 was expensed during the quarter ended June 30, 2017. In conjunction with terminating this agreement, we extended Dr. Bar-Or’s employment agreement for an additional year.  Dr. Bar-Or resigned from the position of CSO effective September 30, 2018 and has since that time continued to serve as a member of our Board of Directors and Scientific Advisory Committee.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.

Policies and Procedures for Related Party Transactions

We have adopted a formal written policy that our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our Common Stock and any member of the immediate family of any of the foregoing persons, are not permitted to enter into a related party transaction with us without the prior consent of our Audit Committee, subject to the pre-approval exceptions described below. If advance approval is not feasible then the related party transaction will be considered at the Audit Committee’s next regularly scheduled meeting. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant by our Audit Committee, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. Our Board of Directors has delegated to the chair of our Audit Committee the authority to pre-approve or ratify any request for us to enter into a transaction with a related party, in which the amount involved is less than $120,000 and where the chair is not the related party. Our Audit Committee will also review certain types of related party transactions that it has deemed pre-approved even if the aggregate amount involved will not exceed $120,000 including, employment of executive officers, director compensation, certain transactions with other organizations, transactions where all stockholders receive proportional benefits, transactions involving competitive bids, regulated transactions and certain banking-related services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our Common Stock as of October 30, 2019 by:

•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our Common Stock;
•	each of our named executive officers;
•	each of our directors; and

•	all executive officers and directors as a group.

We have determined beneficial ownership in accordance with SEC rules. The information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, the number of shares of Common Stock deemed outstanding includes shares issuable upon exercise of options and warrants held by the respective person or group which may be exercised or converted within 60 days after October 30, 2019.

For purposes of calculating each person’s or group’s percentage ownership, stock options and warrants exercisable within 60 days after October 30, 2019 are included for that person or group but not the stock options or warrants of any other person or group. Ownership is based on 158,644,757 shares of Common Stock outstanding at October 30, 2019.

Unless otherwise indicated and subject to any applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over the shares listed. Unless otherwise noted below, the address of each stockholder listed on the table is c/o Ampio Pharmaceuticals, Inc., 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112.

	Number of Shares Beneficially	Percentage of Shares
Name and Address of Beneficial Owner	Owned	Beneficially Owned (1)
5% Stockholders
Empery Asset Management, LP (2)
1 Rockefeller Plaza, Suite 1205
New York, NY 10020	15,333,333	9.7%
CVI Investments, Inc. (3)
C/O Heights Capital Management, Inc.
101 California Street, Suite 3250
San Francisco, CA 94111	12,454,835	7.8%
Bruce Terker (4)
950 W. Valley Road, Suite 2900
Wayne, PA 19087	9,553,331	6.0%
Sabby Volatility Warrant Master Fund, Ltd. (5)
89 Nexus Way, Camana Bay
Grand Cayman KY1‑9007
Cayman Islands	8,750,000	5.5%
Directors and Name Executive Officers
Michael Macaluso (6)	2,883,418	1.8%
David Bar-Or (7)	75,228	0.0%
Richard B. Giles (8)	1,025,049	0.6%
Philip H. Coelho (9)	776,232	0.5%
Holli Cherevka (10)	690,000	0.4%
Thomas Chilcott (11)	450,000	0.3%
David R. Stevens (12)	393,740	0.2%
Daniel G. Stokely (13)	200,000	0.1%

Directors and executive officers as a group (eight people)	6,493,667	3.9%

(1)	Based on shares issued and outstanding as the most recent practicable date, October 30, 2019.
(2)	Based on a Schedule 13G filed on June 20, 2019 by Empery Asset Management, LP and 2,833,333 shares of common stock issued as a result of a warrant exercise on October 29, 2019.
(3)

Based on a Schedule 13G filed on February 14, 2019 by CVI Investments, Inc. and 6,250,000 shares of common stock issued as a result of a warrant exercise on October 29, 2019.  Amount also includes warrants to purchase 600,000 shares that are exercisable within 60 days of October 30, 2019.

(4)	Based solely on a Schedule 13G filed on January 31, 2019 by Bruce Terker, reporting beneficial ownership as of December 31, 2018.

(5)	Based solely on a Schedule 13G filed on June 17, 2019 by Sabby Management, LLC.
(6)	Includes options to purchase 1,096,666 shares that are exercisable within 60 days of October 30, 2019.
(7)

On October 17, 2019 Dr. Bar-Or was awarded 45,228 shares of Common Stock under the 2010 Plan, at a price of $0.4422 which was the closing price of our Common Stock on the date of grant per share, equivalent to $20,000. In addition, Dr. Bar-Or was granted options to purchase 30,000 shares of Common Stock. These options have an exercise price of $0.4422 per share. Ten twelfths of the options vested immediately, with the remaining one twelfth vesting November 17, 2019 and one twelfth vesting on December 17, 2019. The value of stock option awards was estimated using the Black-Scholes option pricing model and totaled $11,500.   The beneficial ownership calculation amount includes options to purchase 30,000 shares that are exercisable within 60 days of October 30, 2019.

(8)	Includes options to purchase 705,500 shares that are exercisable within 60 days of October 30, 2019.
(9)	Includes options to purchase 620,304 shares that are exercisable within 60 days of October 30, 2019.
(10)	Includes options to purchase 690,000 shares that are exercisable within 60 days of October 30, 2019.
(11)	In June 2019, Mr. Chilcott resigned from his position as Chief Financial Officer. Amount includes options to purchase 450,000 shares that are exercisable within 60 days of October 30, 2019.
(12)	Includes options to purchase 306,750 shares that are exercisable within 60 days of October 30, 2019.
(13)	In July 2019, Mr. Stokely was appointed to the position as Chief Financial Officer. Amount excludes options to purchase 200,000 shares that are exercisable within 60 days of October 30, 2019.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own greater than 10% of our Common Stock to file certain reports, Forms 3, 4 and 5, with the SEC with respect to ownership and changes in ownership of our Common Stock. Based solely on our review of the copies of such forms received by us, or written representations from the reporting persons who, at any time during the period from January 1, 2018 to December 31, 2018, were a director, officer or beneficial owner of more than 10% of our Common Stock, we believe during such fiscal year, all filing requirements applicable to these reporting persons were complied with.

STOCKHOLDER PROPOSALS

Stockholder proposals, including nominations of persons for election to our Board of Directors, will be considered for inclusion in the Proxy Statement for the 2020 Annual Meeting in accordance with Rule 14a‑8 under the Exchange Act, if they are received by the Secretary of the Company, on or before July 4,  2020. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

Stockholders who intend to present a proposal, including nominations of persons for election to our Board of Directors, at the 2020 Annual Meeting without inclusion of such proposal in our proxy materials for the 2020 Annual Meeting are required to provide notice of such proposal between August 16, 2020 and September 15, 2020, assuming that the 2020 Annual Meeting is held within 30 days from December 14, 2020. If the meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice must be delivered prior to the later of (a) the 90th day before the annual meeting or (b) the 10th day after which announcement of the meeting day is first made, but no earlier than 120 days prior to the annual meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Proposals and notices of intention to present proposals at the 2020 Annual Meeting should be addressed to Corporate Secretary of Ampio Pharmaceuticals, Inc., 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112.

HOUSEHOLDING OF PROXY MATERIALS

In some cases, only one copy of this Proxy Statement or our 2019 Annual Report is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of this Proxy Statement or such Annual Report to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address who are receiving multiple copies of proxy statements or annual reports may also request delivery of a single copy. To request separate or multiple delivery, or single copy delivery of these materials now or in the future, a stockholder may submit a written request to Corporate Secretary of Ampio Pharmaceuticals, Inc., 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112 or an oral request at (720) 437‑6500.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed reports, proxy statements and other information with the SEC. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.  The address of that site is http://www.sec.gov.

You may request, and we will provide at no cost, a copy of these filings, including any exhibits to such filings, by writing or telephoning us at the following address: Corporate Secretary of Ampio Pharmaceuticals, Inc., 373 Inverness Parkway, Suite 200, Englewood, Colorado 80112 or an oral request at (720) 437‑6500. You may also access these filings at our web site under the investors  link at www.ampiopharma.com.

OTHER MATTERS

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to vote. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope or vote these proxies by telephone at 1‑800‑690‑6903 or by internet at www.proxyvote.com.

By Order of the Board of Directors

/s/ Daniel G. Stokely
Daniel G. Stokely, Secretary

October 31, 2019
Englewood, Colorado

Appendix A

AMPIO PHARMACEUTICALS, INC.

2019 STOCK AND INCENTIVE PLAN

SECTION 1.        GENERAL PURPOSE OF THE PLAN; DEFINITIONS

The name of the plan is the Ampio Pharmaceuticals, Inc. (the “Company”) 2019 Stock Option and Incentive Plan (the “Plan”).  The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including Consultants and prospective employees) of the Company and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company.  It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

The following terms shall be defined as set forth below:

“Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.

“Administrator” means either the Board or the compensation committee of the Board or a similar committee performing the functions of the compensation committee.  At such time as the Company’s common stock is listed on a national securities exchange, the compensation committee will be comprised of not less than two Non-Employee Directors who are independent.

“Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Units, Restricted Stock Awards, Unrestricted Stock Awards and Cash-Based Awards.

“Award Certificate” means a written or electronic document setting forth the terms and provisions applicable to an Award granted under the Plan.  Each Award Certificate is subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of the Company.

“Cash-Based Award” means an Award entitling the recipient to receive a cash-denominated payment.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

“Consultant” means any natural person that provides bona fide services to the Company, and such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Disability” means a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

“Effective Date” means December __, 2019.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the OTC Bulletin Board, the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market or another national securities exchange, the determination shall be made by reference to market quotations.  If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations.

“Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

“Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.

“Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

“Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

“Restricted Stock Award” means an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant.

“Restricted Stock Units” means an Award of phantom stock units to a grantee.

“Sale Event” shall mean (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power immediately prior to such transaction do not own a majority of the outstanding voting power of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, or (iii) the sale of all of the Stock of the Company to an unrelated person or entity.

“Sale Price” means the value as determined by the Administrator of the consideration payable, or otherwise to be received by stockholders, per share of Stock pursuant to a Sale Event.

“Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.

“Stock” means the Common Stock, par value $0.0001 per share, of the Company, subject to adjustments pursuant to SECTION 3.

“Stock Appreciation Right” means an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.

“Subsidiary” means any corporation or other entity (other than the Company) in which the Company has at least a 50 percent interest, either directly or indirectly.

“Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.

“Unrestricted Stock Award” means an Award of shares of Stock free of any restrictions.

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SECTION 2.        ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS

(a)          Administration of Plan.  The Plan shall be administered by the Administrator.

(b)         Powers of Administrator.  The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i)         to select the individuals to whom Awards may from time to time be granted;

(ii)       to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Unrestricted Stock Awards and Cash-Based Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii)      to determine the number of shares of Stock to be covered by any Award;

(iv)       to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the forms of Award Certificates;

(v)        to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi)       subject to the provisions of SECTION 5(b), to extend at any time the period in which Stock Options may be exercised; and (vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.

(c)        Delegation of Authority to Grant Options.  Subject to applicable law, the Administrator, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Options to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act.  Any such delegation by the Administrator shall include a limitation as to the amount of Options that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price and the vesting criteria.  The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.

(d)       Award Certificate.  Awards under the Plan shall be evidenced by Award Certificates that set forth the terms, conditions and limitations for each Award which may include, without limitation, the term of an Award and the provisions applicable in the event employment or service terminates.

(e)        Indemnification.  Neither the Board nor the Administrator, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Administrator (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under the Company’s certificate of incorporation or bylaws or any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.

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(f)        Foreign Award Recipients.  Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries may operate or have employees or other individuals eligible for Awards, the Administrator, in its sole discretion, shall have the power and authority to: (i) determine which Subsidiaries shall be covered by the Plan; (ii) determine which individuals outside the United States are eligible to participate in the Plan; (iii) modify the terms and conditions of any Award granted to individuals outside the United States to comply with applicable foreign laws; (iv) establish subplans and modify exercise procedures and other terms and procedures, to the extent the Administrator determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 3(a) hereof; and (v) take any action, before or after an Award is made, that the Administrator determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals.  Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

SECTION 3.     STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION

(a)        Stock Issuable.  The maximum number of shares of Stock reserved and available for issuance under the Plan shall be 10,000,000 shares of Stock, subject in all cases to adjustment as provided in SECTION 3(b).  For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan.  In the event the Company repurchases shares of Stock on the open market, such shares shall not be added to the shares of Stock available for issuance under the Plan.

Subject to such overall limitations, shares of Stock may be issued up to such maximum number pursuant to any type or types of Award; provided, however, that Stock Options or Stock Appreciation Rights with respect to no more than 750,000 shares of Stock may be granted to any one individual grantee during any one calendar year period.  The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.

(b)       Changes in Stock.  Subject to SECTION 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan, including the maximum number of shares that may be issued in the form of Incentive Stock Options, (ii) the number of Stock Options or Stock Appreciation Rights that can be granted to any one individual grantee, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the exercise price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable.  The Administrator shall also make equitable or proportionate adjustments in the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration cash dividends paid other than in the ordinary course or any other extraordinary corporate event.  The adjustment by the Administrator shall be final, binding and conclusive.  No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.

(c)        Mergers and Other Transactions.  Except as the Administrator may otherwise specify with respect to particular Awards in the relevant Award Certificate, in the case of and subject to the consummation of a Sale Event, the Plan and all outstanding Awards granted hereunder shall terminate, unless provision is made in connection with the Sale

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Event in the sole discretion of the parties thereto for the assumption or continuation of Awards theretofore granted by the successor entity, or the substitution of such Awards with new Awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree (after taking into account any acceleration hereunder).  In the event of such termination, (i) the Company shall have the option (in its sole discretion) to make or provide for a cash payment to the grantees holding Options and Stock Appreciation Rights, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the Sale Price multiplied by the number of shares of Stock subject to outstanding Options and Stock Appreciation Rights (to the extent then exercisable (after taking into account any acceleration hereunder) at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding Options and Stock Appreciation Rights; or (ii) each grantee shall be permitted, within a specified period of time prior to the consummation of the Sale Event as determined by the Administrator, to exercise all outstanding Options and Stock Appreciation Rights held by such grantee.  The Administrator shall also have the discretion to accelerate the vesting of all other Awards.

(d)       Substitute Awards.  The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation.  The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances.  Any substitute Awards granted under the Plan shall not count against the share limitation set forth in SECTION 3(a).

SECTION 4.     ELIGIBILITY

Grantees under the Plan will be such full or part-time officers and other employees, Non-Employee Directors and key persons (including Consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.

SECTION 5.     STOCK OPTIONS

Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.

Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options.  Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.

Stock Options granted pursuant to this SECTION 5 shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.  If the Administrator so determines, Stock Options may be granted in lieu of cash compensation at the optionee’s election, subject to such terms and conditions as the Administrator may establish.

(a)        Exercise Price.  The exercise price per share for the Stock covered by a Stock Option granted pursuant to this SECTION 5 shall be determined by the Administrator at the time of grant but shall not be less than 100 percent of the Fair Market Value on the date of grant.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than 110 percent of the Fair Market Value on the grant date.

(b)       Option Term.  The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.  In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(c)          Exercisability; Rights of a Stockholder.  Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date.  The Administrator

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may at any time accelerate the exercisability of all or any portion of any Stock Option.  An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d)         Method of Exercise.  Stock Options may be exercised in whole or in part, by giving written or electronic notice of exercise to the Company, specifying the number of shares to be purchased.  Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award Certificate:

(i)         In cash, by certified or bank check or other instrument acceptable to the Administrator;

(ii)       A “cashless” exercise program established with a broker;

(iii)      Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that have been beneficially owned by the optionee for at least six months and that are not then subject to restrictions under any Company plan.  Such surrendered shares shall be valued at Fair Market Value on the exercise date;

(iv)       By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; or (iv) With respect to Stock Options that are not Incentive Stock Options, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price.  Payment instruments will be received subject to collection.  The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award Certificate or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee).  In the event an optionee chooses to pay the purchase price by previously owned shares of Stock through the delivery and attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of delivered and attested shares.  In the event that the Company establishes, for itself or using the services of a third party, an automated system for the exercise of Stock Options, such as a system using an internet website or interactive voice response, then the paperless exercise of Stock Options may be permitted through the use of such an automated system.

(e)          Annual Limit on Incentive Stock Options.  To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.  To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.

(f)          Share Limits. Notwithstanding anything in this SECTION 5 or elsewhere in this Plan to the contrary, and subject to adjustments as provided in SECTION 3 of this Plan, the limits specified below shall apply to any grants of the following types of Awards:

(i)         No participant shall be granted, in the aggregate during any calendar year, Awards of Options covering more than a total of 750,000 shares.

(ii)       No Participant shall be granted, in the aggregate during the life of the Plan, Awards of Options covering more than a total of 2,500,000 shares.

(g)          Termination of Employment.  No Incentive Stock Option may be exercised more than three (3) months after the participant's termination of employment for any reason other than Disability or death, unless (a) the participant

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dies during such three (3) month period, and (b) the Option agreement and/or the Administrator permits later exercise.  No Incentive Stock Option may be exercised more than one year after the participant's termination of employment on account of Disability, unless (a) the participant dies during such one-year period, and (b) the Award agreement and/or the Administrator permits later exercise.

(h)         Disqualifying Dispositions.  If shares acquired upon exercise of an Incentive Stock Option are disposed of within two (2) years following the date of grant or one (1) year following the transfer of such shares to a participant upon exercise, the participant shall, promptly following such disposition, notify the Administrator in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Administrator may reasonably require.

SECTION 6.     STOCK APPRECIATION RIGHTS

(a)        Exercise Price of Stock Appreciation Rights.  The exercise price of a Stock Appreciation Right shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant.

(b)       Grant and Exercise of Stock Appreciation Rights.  Stock Appreciation Rights may be granted by the Administrator independently of any Stock Option granted pursuant to SECTION 5 of the Plan.

(c)        Terms and Conditions of Stock Appreciation Rights.  Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator.  The term of a Stock Appreciation Right may not exceed ten years.

SECTION 7.     RESTRICTED STOCK AWARDS

(a)        Nature of Restricted Stock Awards.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Award at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.

(b)       Rights as a Stockholder.  Upon the grant of the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the Restricted Stock Award Certificate.  Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in SECTION 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in SECTION 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.

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(c)        Restrictions.  Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award Certificate.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to SECTION 15 below, in writing after the Award is issued, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price (if any) from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder.  Following such deemed reacquisition of unvested Restricted Stock that is represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.

(d)       Vesting of Restricted Stock.  The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse.  Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to SECTION 15 below, in writing after the Award is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of SECTION 7(c) above.

SECTION 8.     RESTRICTED STOCK UNITS

(a)        Nature of Restricted Stock Units.  The Administrator shall determine the restrictions and conditions applicable to each Restricted Stock Unit at the time of grant.  Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives.  The terms and conditions of each such Award Certificate shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.  At the end of the deferral period, the Restricted Stock Units, to the extent vested, shall be settled in the form of shares of Stock.  To the extent that an award of Restricted Stock Units is subject to Section 409A, it may contain such additional terms and conditions as the Administrator shall determine in its sole discretion in order for such Award to comply with the requirements of Section 409A.

(b)       Election to Receive Restricted Stock Units in Lieu of Compensation.  The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of an award of Restricted Stock Units.  Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator.  Any such future cash compensation that the grantee elects to defer shall be converted to a fixed number of Restricted Stock Units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee if such payment had not been deferred as provided herein.  The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate.  Any Restricted Stock Units that are elected to be received in lieu of cash compensation shall be fully vested.

(c)        Rights as a Stockholder.  A grantee shall have the rights as a stockholder only as to shares of Stock acquired by the grantee upon settlement of Restricted Stock Units.

(d)       Termination.  Except as may otherwise be provided by the Administrator either in the Award Certificate or, subject to SECTION 15 below, in writing after the Award is issued, a grantee’s right in all Restricted Stock Units that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.

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SECTION 9.     UNRESTRICTED STOCK AWARDS

Grant or Sale of Unrestricted Stock.  The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price determined by the Administrator) an Unrestricted Stock Award under the Plan.  Unrestricted Stock Awards may be granted in respect of past services or other valid consideration, or in lieu of cash compensation due to such grantee.

SECTION 10.      CASH-BASED AWARDS

Grant of Cash-Based Awards.  The Administrator may, in its sole discretion, grant Cash-Based Awards to any grantee in such number or amount and upon such terms, and subject to such conditions, as the Administrator shall determine at the time of grant.  The Administrator shall determine the maximum duration of the Cash-Based Award, the amount of cash to which the Cash-Based Award pertains, the conditions upon which the Cash-Based Award shall become vested or payable, and such other provisions as the Administrator shall determine.  Each Cash-Based Award shall specify a cash-denominated payment amount, formula or payment ranges as determined by the Administrator.  Payment, if any, with respect to a Cash-Based Award shall be made in accordance with the terms of the Award and may be made in cash or in shares of Stock, as the Administrator determines.

SECTION 11.      TRANSFERABILITY OF AWARDS

(a)        Transferability.  Except as provided in SECTION 11(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity.  No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution or pursuant to a domestic relations order.  No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.

(b)       Administrator Action.  Notwithstanding SECTION 11(a), the Administrator, in its discretion, may provide either in the Award Certificate regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options or Restricted Stock Units) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.  In no event may an Award be transferred by a grantee for value.

(c)        Family Member.  For purposes of SECTION 11(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.

(d)       Designation of Beneficiary.  Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death.  Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator.  If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.

SECTION 12.      TAX WITHHOLDING

(a)        Payment by Grantee.  Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income.

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The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee.  The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.

(b)       Payment in Stock.  Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation as it relates to a grantee satisfied, in whole or in part, by authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.

SECTION 13.      SECTION 409A AWARDS

To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Administrator from time to time in order to comply with Section 409A.  In this regard, if any amount under a 409A Award is payable upon a “separation from service” (within the meaning of Section 409A) to a grantee who is then considered a “specified employee” (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the grantee’s separation from service, or (ii) the grantee’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A.  Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 14.      TRANSFER, LEAVE OF ABSENCE, ETC.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a)        a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b)       an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

SECTION 15.      AMENDMENTS AND TERMINATION

The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent.  The Administrator is specifically authorized to exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect the repricing of such Awards through cancellation and re-grants.  To the extent required under the rules of any securities exchange or market system on which the Stock is listed, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders.  Nothing in this SECTION 15 shall limit the Administrator’s authority to take any action permitted pursuant to SECTION 3(b) or SECTION 3(c).

SECTION 16.      STATUS OF PLAN

With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.

2019 Stock and Incentive Plan	- 10 -

SECTION 17.      GENERAL PROVISIONS

(a)        No Distribution.  The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

(b)       Delivery of Stock Certificates.  Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company.  Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Administrator has determined, with advice of counsel (to the extent the Administrator deems such advice necessary or applicable), that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed, quoted or traded.  All Stock certificates delivered pursuant to the Plan shall be subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state or foreign jurisdiction, securities or other laws, rules and quotation system on which the Stock is listed, quoted or traded.  The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Administrator may require that an individual make such reasonable covenants, agreements, and representations as the Administrator, in its discretion, deems necessary or advisable in order to comply with any such laws, regulations, or requirements.  The Administrator shall have the right to require any individual to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

(c)        Stockholder Rights.  Until Stock is deemed delivered in accordance with SECTION 17(b), no right to vote or receive dividends or any other rights of a stockholder will exist with respect to shares of Stock to be issued in connection with an Award, notwithstanding the exercise of a Stock Option or any other action by the grantee with respect to an Award.

(d)       Other Compensation Arrangements; No Employment Rights.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases.  The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.

(e)        Trading Policy Restrictions.  Option exercises and other Awards under the Plan shall be subject to the Company’s insider trading policies and procedures, as in effect from time to time.

(f)        Forfeiture of Awards under Sarbanes-Oxley Act.  If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.

(g)        Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(h)       Governing Law.  This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

2019 Stock and Incentive Plan	- 11 -

(i)         Captions.  Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of this Plan.

(j)        Unfunded Plan.  The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan.  The Plan shall not establish any fiduciary relationship between the Company or any Subsidiary and any participant or other person.  Neither a participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds, or property of the Company or any Subsidiary, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its discretion, may set aside in anticipation of a liability under the Plan.  A participant shall have only a contractual right to the Shares, cash, or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary.  Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any amounts to any person.

(k)       Other Benefits.  No compensation or benefit awarded to or realized by any participant under the Plan shall be included for the purpose of computing such participant's compensation under any compensation-based retirement, disability, or similar plan of the Company unless required by law or otherwise provided by such other plan.

SECTION 18.      EFFECTIVE DATE OF PLAN

This Plan shall become effective on December __, 2019, contingent upon approval by the Board of Directors prior to such date.

SECTION 19.      TERMINATION OF OLD PLAN

Upon the approval of the Plan by the Company’s stockholders, the Company’s 2010 Stock and Incentive Plan (“2010 Plan”) will terminate so that no new awards may be granted pursuant to the 2010 Plan.  The termination of the 2010 Plan will not affect the rights of holders of awards previously granted and outstanding under the 2010 Plan.

SECTION 20.      GOVERNING LAW

This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.

DATE APPROVED BY BOARD OF DIRECTORS:	December ___, 2019

DATE APPROVED BY STOCKHOLDERS:	December ___, 2019

2019 Stock and Incentive Plan	- 12 -

Appendix B

AMENDMENT TO THE AMENDED AND RESTATED BYLAWS OF

AMPIO PHARMACEUTICALS, INC.

THIS AMENDMENT TO THE AMENDED AND RESTATED BYLAWS OF AMPIO PHARMACEUTICALS, INC. (this “Amendment”) is made effective the __ day of _________, 2019.

WITNESSETH:

WHEREAS, the Board of Directors of Ampio Pharmaceuticals, Inc. (the “Corporation”) adopted those certain Bylaws of the Corporation and have subsequently amended and restated the Bylaws of the Corporation on November 12, 2018;

WHEREAS, a certain shareholder of the Corporation has proposed that the Board of Directors of the Corporation (the “Board”) amend the amended and restated Bylaws of the Corporation (the “Bylaws”) to provide that the directors of the Corporation be elected by the affirmative vote of majority of the votes cast at an annual meeting of shareholders in uncontested elections and by a plurality vote standard in contested elections; and

WHEREAS, the Board has reviewed the shareholder proposal, submitted June 28, 2019, and believe it is in the best interest of the Corporation and its shareholders to amend the Bylaws in accordance with such shareholder proposal.

NOW, THEREFORE, in consideration of the foregoing:

Article III, Section 8 of the Bylaws is hereby amended and restated in its entirety to read as follows:

“At all meetings of stockholders, except where otherwise provided by statute or by the Certificate of Incorporation, or by these Bylaws, the presence, in person, by remote communication, if applicable, or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by statute, or by the Certificate of Incorporation or these Bylaws, in all matters, other than the election of directors the affirmative vote of a majority of shares present in person, by remote communication, if applicable, or represented by proxy duly authorized at the meeting and entitled to vote generally on the subject matter shall be the act of the stockholders. Except as otherwise required by statute, each nominee for director shall be elected to the Board of Directors by the affirmative vote of the majority of votes cast, in person or by proxy, by the holders of shares entitled to vote at a meeting at which a quorum is present; provided, however, that if the number of nominees exceeds the number of directors to be elected at any such meeting, as determined by the Secretary of the Corporation as of the record date for such meeting (a “contested election”), the directors shall be elected by a plurality of the votes cast, in person or by proxy. For purposes of this Section 8, a majority of the votes cast means that the number of shares voted “for” exceeds fifty percent (50%) of the number of votes cast with respect to such nominee. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board of Directors, within its powers, may decrease the number of directors, fill the vacancy, or take other appropriate action. An abstention will not count as a vote cast with respect to a director. If directors are to be elected by a plurality of the votes cast, stockholders shall not be permitted to vote against a nominee.  If an incumbent director who is nominated for re-election to the Board of Directors does not receive sufficient “for” votes to be elected in accordance with this Bylaw, the incumbent director shall promptly tender his or her resignation to the Board of Directors. The Nominating and Governance Committee shall make a recommendation to the Board of Directors as to whether to accept or reject the tendered resignation, or whether other action should be taken. The Board of Directors shall act on the tendered resignation, taking into account the Nominating and Governance Committee’s recommendation, and publicly disclose (by a press release, a filing with the Securities and Exchange Commission or other broadly disseminated means of communication) its decision regarding the tendered resignation within ninety (90) days from the date of the certification of the election results. The Nominating and Governance Committee in making its recommendation, and the Board of Directors in making its decision, may each consider any factors or other information that it considers appropriate and relevant. The director who tenders his or her resignation shall not participate in the recommendation of the Nominating and Governance Committee or the decision of the Board of Directors with respect to the director’s resignation. If such incumbent director’s resignation is not accepted by the Board of Directors, such director shall continue to serve until the next annual meeting and until the director’s successor is duly elected, or the director’s earlier resignation or removal. If a director’s resignation is accepted by the Board of Directors pursuant to this Bylaw, or if a nominee for director is not elected and the nominee is not an incumbent director, then the Board of Directors, in its sole discretion, may fill any resulting vacancy or may decrease the size of the Board of Directors pursuant to the provisions of Article IV of these Bylaws. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Certificate of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person, by remote communication, if applicable, or represented by proxy duly authorized, shall constitute a quorum entitled to take action with respect to the vote on that matter. Except in the case of the election of directors or where otherwise provided by statute or by the Certificate of Incorporation or these Bylaws, the affirmative vote of the majority of shares of such class or classes or series present in person, by remote communication, if applicable, or represented by proxy at the meeting shall be the act of such class or classes or series.  In the case of the election of directors, except where otherwise provided by statute or by the Certificate of Incorporation or these bylaws, such election shall be determined by reference to the majority of votes cast by such class or series (or plurality of such votes cast in the case of a contested election).”

CERTIFICATION

I, THE UNDERSIGNED, DO HEREBY CERTIFY:

THAT I am the duly elected and acting Secretary of the Corporation; and

THAT the foregoing Amendment to the Amended and Restated Bylaws of Ampio Pharmaceuticals, Inc. was duly adopted at a meeting of the Board of Directors thereof, held on the ___ day of September, 2019.

Daniel G. Stokely, Secretary

SIGNATURE PAGE TO AMENDMENT TO BYLAWS

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. AMPIO PHARMACEUTICALS, INC. 373 INVERNESS PARKWAY, SUITE 200 ENGLEWOOD, CO 80112 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E85923-P29434 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. AMPIO PHARMACEUTICALS, INC. The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept ! ! ! 1. To elect five directors, nominated by our Board of Directors, to serve until our 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or their earlier resignation or removal. Nominees: The Board of Directors recommends you vote FOR proposal 4. For Against Abstain ! ! ! 4. To approve the adoption of the Company's 2019 Stock Option and Incentive Plan to establish an option reserve equal to 10,000,000 shares of common stock. 01) 02) 03) 04) 05) Michael Macaluso David Bar-Or, M.D. Philip H. Coelho Richard B. Giles David R. Stevens, Ph.D. The Board of Directors recommends you vote FOR proposal 5. For Against Abstain ! ! ! To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. 5. To consider and vote upon a proposal to approve an amendment to the Company's bylaws to adopt majority voting for uncontested elections of directors. The Board of Directors recommends you vote FOR proposal 6. For Against Abstain The Board of Directors recommends you vote FOR proposal 2. For Against Abstain 6. Authorization to adjourn the annual meeting if the meeting is convened and a quorum is present but there are not sufficient votes to approve the foregoing proposals the Company may move to adjourn the meeting to enable the solicitation of additional proxies. ! ! ! 2. To ratify the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. ! For ! ! Against ! ! Abstain ! The Board of Directors recommends you vote FOR proposal 3. Note: To transact such other business as may properly come before the meeting or any adjournment(s) thereof. 3. To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of common stock, par value $0.0001 per share, of the Company's authorized for issuance thereunder from 200,000,000 shares to 300,000,000 shares. ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E85924-P29434 AMPIO PHARMACEUTICALS, INC. Annual Meeting of Stockholders December 14, 2019 9:00 AM This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Daniel G. Stokely and Michael Macaluso, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Ampio Pharmaceuticals, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM, MT on December 14, 2019, at the Hilton Inverness Hotel, located at 200 Inverness, Englewood, CO 80112, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address Changes/Comments: